PACIFIC PORTFOLIOS	PROSPECTUS MAY 1, 2003
Pacific Portfolios is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or the Pacific Select Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Contract and does not guarantee that the information in this Prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

This Prospectus provides information you should know before buying a Contract. It’s accompanied by a current Prospectus for the Pacific Select Fund, the Fund that provides the underlying Portfolios for the Variable Investment Options offered under the Contract. The Variable Investment Options are funded by Separate Account A of Pacific Life. Please read both Prospectuses carefully, and keep them for future reference.

Here’s a list of all the Investment Options available under your Contract:

VARIABLE INVESTMENT OPTIONS

Blue Chip

Aggressive Growth

Diversified Research

Small-Cap Equity

International Large-Cap

Short Duration Bond

I-Net TollkeeperSM

Financial Services

Health Sciences

Technology

Telecommunications

Growth LT

Focused 30

Mid-Cap Value

International Value

Capital Opportunities

Global Growth

Equity Index

Small-Cap Index

Multi-Strategy

Main Street® Core

    (formerly called Large-Cap Core)

Emerging Markets

Inflation Managed

Managed Bond

Small-Cap Value

Money Market

High Yield Bond

Equity Income

Research

Equity

Aggressive Equity

Large-Cap Value

Comstock

    (formerly called Strategic Value)

Real Estate

Mid-Cap Growth

FIXED OPTIONS Fixed Guaranteed Interest Options (GIOs) with 3-year, 6-year and 10-year terms DCA Plus Fixed Not all of the Fixed Options are available in every state.

You’ll find more information about the Contract and Separate Account A in the SAI dated May 1, 2003. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find a table of contents for the SAI on page 69 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

YOUR GUIDE TO THIS PROSPECTUS

Where to Go for More Information	Back Cover

AN OVERVIEW OF PACIFIC PORTFOLIOS

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract, or of any endorsement or supplement, prevail over what’s in this Prospectus.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Portfolios variable annuity contract, unless we state otherwise.

Pacific Portfolios Basics

An annuity contract may be appropriate if you’re looking for retirement income or you want to meet other long-term financial objectives.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.

Pacific Portfolios is an annuity contract between you and Pacific Life Insurance Company.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non-Qualified Contract with “after-tax” dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or an individual retirement annuity or account (IRA), or form thereof.

Pacific Portfolios is a variable annuity, which means that the value of your Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time.

Your Right to Cancel (“Free Look”)

During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your registered representative for a refund. The amount refunded may be more or less than the Investments you’ve made, depending on the state where you signed your application and the kind of Contract you buy.

AN OVERVIEW OF PACIFIC PORTFOLIOS

The Accumulation Phase

The Investment Options you choose and how they perform will affect the value of your Contract during the accumulation phase, as well as the amount of your annuity payments during the income phase if you choose a variable annuitization payout.

The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making Investments, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)

Your initial Investment must be at least $5,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Investments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We also call your Investments “Purchase Payments”.

Investment Options

You can ask your registered representative to help you choose the right Investment Options for your goals and risk tolerance. You’ll find more about the Investment Options starting on page 10.

You can choose from 35 of the Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of the Pacific Select Fund. We’re the investment adviser for the Pacific Select Fund. We oversee the management of all the Fund’s Portfolios and manage two of the Portfolios directly. We’ve retained other managers to manage the other Portfolios. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

You can also choose from three Fixed Options that earn a guaranteed rate of interest of at least 3% annually: the Fixed Option, the DCA Plus Fixed Option when you elect DCA Plus, and the Guaranteed Interest Option, which has Guaranteed Terms of three, six or 10 years. Not all of the Fixed Options are available in every state.

We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.

We’ll apply a Market Value Adjustment if you make a transfer or withdrawal from a Guaranteed Interest Option before the end of its term. See Appendix B for details about how we calculate the Market Value Adjustment.

You’ll find more about transfers and transfer limitations starting on page 23.

You’ll find more about withdrawals starting on page 43.

Transferring among Investment Options

You can transfer among Investment Options any time, subject to certain limitations, until your Annuity Date without paying any current income tax. Transfers are limited to 25 for each calendar year. You can also make automatic transfers by enrolling in our dollar cost averaging, portfolio rebalancing, or earnings sweep programs. Some restrictions apply to transfers to and from the Fixed Options.

Withdrawals

You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but you may pay a withdrawal charge if you withdraw Investments that are less than seven years old. Some restrictions apply to making withdrawals from the Fixed Options.

In general, you may have to pay tax on withdrawals or other distributions from your Contract. If you’re under age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.

The Income Phase You’ll find more about annuitization starting on page 32.

The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments.

You can choose fixed or variable annuity payments, or a combination of both, for life or for a specified period of years. Variable annuity payments may not be available in all states. You can choose monthly, quarterly, semiannual or annual payments. We’ll make the income payments to your designated payee. Income distributions are always taxed to the Owner.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

The Death Benefit You’ll find more about the death benefit starting on page 37.

The Contract provides a death benefit upon the first death of an Owner or the death of the sole surviving Annuitant whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions. To whom we pay a death benefit, and how we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

Optional Riders Optional riders are subject to availability. Ask your registered representative about their current status.

Enhanced Guaranteed Minimum Death Benefit Rider

The Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR) offers the potential for a larger death benefit. You can buy the rider when you buy your Contract. You cannot buy the rider after you buy your Contract. The EGMDBR is only available on Contracts issued before May 1, 2003.

Earnings Enhancement Guarantee (EEG) Rider

The Earnings Enhancement Guarantee (EEG) Rider, EEG Amount and EEG Charge are called the Guaranteed Earnings Enhancement (GEE) Rider, GEE Amount and GEE Charge, respectively, in the Contract’s Rider.

The optional Earnings Enhancement Guarantee (EEG) Rider provides for an additional amount (EEG Amount) to be included in the death benefit proceeds when such proceeds become payable as a result of the sole surviving Annuitant’s death or first death of an Owner who is also an Annuitant. You may buy the EEG Rider on the Contract Date or on the first Contract Anniversary.

If you buy the EEG Rider within 30 days after the Contract Date or Contract Anniversary, we will make the effective date of the EEG Rider to coincide with that Contract Date or Contract Anniversary.

Guaranteed Income Advantage (GIA) Rider

The Guaranteed Income Advantage (GIA) Rider offers a guaranteed income advantage annuity option. You may buy the GIA Rider on the Contract Date or on any Contract Anniversary.

Guaranteed Protection Advantage (GPA) Rider

The optional Guaranteed Protection Advantage (GPA) Rider provides for an additional amount that may be added to your Contract Value when an asset allocation program, established and maintained by us for this Rider, is used for a 10-year period (the “Term”). The Term begins on the Effective Date of the Rider. Your entire Contract Value must be invested in an asset allocation program during the entire Term for the additional amount to be added to your Contract. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement. The Guaranteed Protection Advantage Rider may not be available. Ask your registered representative about its current availability.

AN OVERVIEW OF PACIFIC PORTFOLIOS

Guaranteed Protection Advantage 5 (GPA5) Rider

Subject to availability, the optional Guaranteed Protection Advantage 5 (GPA5) Rider is only available if the Effective Date of the Rider is on or after April 1, 2003. It allows for an additional amount that may be added to your Contract Value when an asset allocation program established and maintained by us for this Rider is used for a 10-year period (the “Term”). If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement.

The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 5th anniversary of the Effective Date of the Rider. If the Step-Up is elected, your 10-year Term would begin again as of the effective date of the Step-Up election, and may include an increase in the charges associated with the Rider. The Guaranteed Protection Advantage 5 Rider may not be available. Ask your registered representative about its current availability.

Income Access Rider

Subject to availability, the optional Income Access Rider gives you more flexible withdrawal capabilities prior to Annuitization and allows you to protect your principal when used with an asset allocation program established and maintained by us. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement.

It also provides for an additional option (the“Step-Up”) on any Contract Anniversary beginning with the 5th anniversary of the Effective Date of the Rider. The Income Access Rider may not be available. Ask your registered representative about its current availability.

This section of the overview explains the fees and expenses associated with your Pacific Portfolios Contract.
Contract Transaction Expenses

The following describes the transaction fees and expenses that you will pay when owning your Contract. Expenses are fixed under the terms of your Contract. Premium taxes may also apply to your Contract. We generally charge premium taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

	• Maximum Withdrawal Charge (as a percentage of Investments)	7.0%[1]
	• Withdrawal transaction fee (currently waived)	$15.00[2]
	• Transfer transaction fee (currently waived)	$15.00[3]
	• Annual fee	$40.00[4]

Periodic Contract Expenses (calculated as a percentage of Contract Value)

The following describes the fees and expenses that we will periodically deduct from your Contract. All charges are Annual Charges, although they may be deducted from your Contract on a monthly or daily basis.

• Enhanced Death Benefit Annual Charge if you buy the Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR)

        If the age of the youngest Annuitant on your Contract is 65 or younger

        If the age of the youngest Annuitant on your Contract is 66 to 75

0.10%[5] 0.30%[5]
	• Earnings Enhancement Guarantee (EEG) Rider Annual Charge (Optional Rider)	0.25%[6]
	• Guaranteed Income Advantage (GIA) Rider Annual Charge (Optional Rider)	0.30%[7]
	• Guaranteed Protection Advantage (GPA) Rider Annual Charge (Guaranteed Protection Charge) (Optional Rider)	0.10%[8]
	• Guaranteed Protection Advantage 5 (GPA5) Rider Annual Charge (Guaranteed Protection Charge) (Optional Rider)	0.10%[9]
	• Income Access Rider Annual Charge (Optional Rider)	0.30%[10]

Separate Account A Annual Expenses (as a percentage of the average daily Account Value)

The following describes the fees and expenses that we will periodically deduct proportionately from the assets of each Variable Investment Option. They are guaranteed not to increase under the terms of your Contract.

		Without Rider
	• Mortality and Expense Risk Charge[11]	1.25%
	• Administrative Fee[11]	0.15%

	• Total Separate Account A Annual Expenses	1.40%

[1]  The withdrawal charge may or may not apply or may be reduced under certain circumstances. See CHARGES, FEES AND DEDUCTIONS and WITHDRAWALS.

[2]  The withdrawal transaction fee is currently waived. In the future, we may charge a fee of up to $15 for any withdrawal over 15 that you make in a Contract Year. See WITHDRAWALS – Optional Withdrawals.

[3]  The transfer transaction fee is currently waived. In the future, we may charge a fee of up to $15 for any transfer over 15 that you make in a Contract Year. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers.

[4]  We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

[5]  If you buy the Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR), which is subject to state availability, we deduct this charge on each Contract Anniversary Date that the Rider is in effect and when you make a full withdrawal. See CHARGES, FEES AND DEDUCTIONS.

AN OVERVIEW OF PACIFIC PORTFOLIOS

[6]  If you buy the EEG Rider (subject to availability), an optional Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the date you purchase the Rider, and when you make a full withdrawal, if the EEG Rider is in effect on that date. See CHARGES, FEES AND DEDUCTIONS.

[7]  If you buy the GIA Rider (subject to availability), an optional Rider, we deduct this charge on each Contract Anniversary and the Annuity Date, and when you make a full withdrawal, if the GIA Rider is in effect on that date, or when you terminate the GIA Rider.

[8]  If you buy the GPA Rider (subject to availability), an optional Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or Annuitization, this charge will be deducted on the effective date of termination. The GPA Rider is only available if the Effective Date of the Rider is before April 1, 2003.

9  If you buy the GPA5 Rider (subject to availability), an optional Rider, we deduct this charge from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or Annuitization, this charge will be deducted on the effective date of termination. This charge may change if you elect the optional Step-Up available under the Rider.

[10] If you buy the Income Access Rider (subject to availability), an optional Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or Annuitization, this charge will be deducted on the effective date of termination. This charge may change if you elect the optional Step-Up available under the Rider.

[11] This is an annual rate and assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.

Pacific Select Fund Annual Operating Expenses (You will find more about the Pacific Select Fund operating expenses starting on page 10, and in the Fund’s Prospectus which accompanies this Prospectus.)

The following describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own your Contract. This table shows the range (minimum and maximum) of fees and expenses charged by any of the Portfolios, expressed as a percentage of average daily nets assets, for the year ended December 31, 2002.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may very from year to year. These fees and expenses are described in the Fund’s Prospectus.

	Total Annual Pacific Select Fund Operating Expenses[1]	Minimum	Maximum

	(expenses that are deducted from the Fund’s assets, including advisory fees, 12b-1 fees, and other expenses)	0.29%	1.74%

[1]  Maximum total adjusted net expenses for any Portfolio, after adviser’s reimbursement, and deduction of an offset for custodian credits and 12b-1 recapture plan, was 1.64% of average daily net assets.

To help limit Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the Fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2004.

Examples

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. These costs include Contract transaction expenses, the maximum periodic Contract expenses (including the optional combination of Riders whose cumulative expenses totaled more than any other optional combination), Separate Account annual expenses, and Portfolio fees and expenses for the year ended December 31, 2002. Premium taxes and/or other taxes may also be applicable.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Investment has a 5% return each year and assumes the minimum and maximum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your minimum and maximum costs would be:

	• If you surrendered your Contract:

	Minimum* 1 Year	3 Years	5 Years	10 Years
	$811	$1,098	$1,230	$2,076

	Maximum* 1 Year	3 Years	5 Years	10 Years
	$1,067	$1,860	$2,484	$4,497

	• If you annuitized your Contract:

	Minimum* 1 Year	3 Years	5 Years	10 Years
	$811	$558	$960	$2,076

	Maximum* 1 Year	3 Years	5 Years	10 Years
	$1,067	$1,320	$2,214	$4,497

	• If you did not surrender, nor annuitize, but left the money in your Contract:

	Minimum* 1 Year	3 Years	5 Years	10 Years
	$181	$558	$960	$2,076

	Maximum* 1 Year	3 Years	5 Years	10 Years
	$437	$1,320	$2,214	$4,497

*   In calculating the examples above, we used the minimum and maximum net operating expenses of all the Portfolios for the 1 year period and the minimum and maximum total operating expenses for the 3, 5 and 10 year periods as shown in the Fees And Expenses Paid By The Fund section of the Fund’s Prospectus. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see the Fund’s Prospectus.

YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options, the Fixed Option, the DCA Plus Fixed Option and among the three Guarantee Terms under the Guaranteed Interest Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Blue Chip	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of “blue chip” companies and related derivatives. Blue chip companies are large and mid-sized companies which the manager believes have high quality management and/or products.	A I M Capital Management, Inc.
Aggressive Growth	Long-term growth of capital.	Equity securities of small- and medium-sized growth companies.	A I M Capital Management, Inc.
Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and foreign companies with significant markets are in the U.S.	Capital Guardian Trust Company
Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies.	Capital Guardian Trust Company
International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	Capital Guardian Trust Company
Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average duration not to exceed 3 years.	Goldman Sachs Asset Management
I-Net TollkeeperSM	Long-term growth of capital.	Equity securities of companies which use, support, or relate directly or indirectly to use of the Internet. Such companies include those in the media, telecommunications, and technology sectors.	Goldman Sachs Asset Management
Financial Services	Long-term growth of capital.	Equity securities in the financial services sector (including derivatives). Such companies include banks, insurance companies, brokerage firms and other finance-related firms.	INVESCO Funds Group, Inc.
Health Sciences	Long-term growth of capital.

Equity securities in the health sciences sector (including derivatives). Such companies include medical equipment or supplies, pharmaceuticals, health care facilities and other health sciences-related firms.

INVESCO Funds Group, Inc.
Technology	Long-term growth of capital.

Equity securities in the technology sector (including derivatives). Such companies include hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.

INVESCO Funds Group, Inc.
Telecommunications	Long-term growth of capital. (Current income is of secondary importance.)

Equity securities in the telecommunications sector (including derivatives). Such companies include telephone service or equipment, wireless or satellite communications, television and movie programming, broadcasting and Internet access companies.

INVESCO Funds Group, Inc.
Growth LT	Long-term growth of capital consistent with the preservation of capital.	Equity securities of a large number of companies of any size.	Janus Capital Management LLC
Focused 30	Long-term growth of capital.	U.S. or foreign equity securities selected for their growth potential.	Janus Capital Management LLC
Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management
International Value	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the U.S.	Equity securities of relatively large companies located in developed countries outside of the U.S.	Lazard Asset Management
Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	MFS Investment Management
Global Growth	Long-term growth of capital.	Equity securities of any size located within and outside of the U.S.	MFS Investment Management
Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the Standard & Poor’s 500 Composite Stock Price Index (including derivatives).	Mercury Advisors

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors
Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.
Main Street® Core (formerly called Large-Cap Core)	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.
Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.
Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC
Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity and derivatives relating to such securities or related indices.	Pacific Investment Management Company LLC
Small-Cap Value	Long-term growth of capital.	Equity securities of small companies.	PIMCO Advisors-NFJ
Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life
High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life
Equity Income	Current income. (Capital growth is of secondary importance.)	Equity securities of large U.S. companies with a focus on income-producing securities believed to be undervalued by the market.	Putnam Investment Management, LLC
Research	Long-term growth of capital.	Equity securities of large U.S. companies with potential for capital appreciation.	Putnam Investment Management, LLC
Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of large U.S. growth-oriented companies.	Putnam Investment Management, LLC
Aggressive Equity	Capital appreciation.	Equity securities of small and medium-sized companies.	Putnam Investment Management, LLC
Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies.	Salomon Brothers Asset Management Inc
Comstock (formerly called Strategic Value)	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital and income.	Van Kampen
Real Estate	Current income and long-term capital appreciation.	Equity securities of companies in the U.S. real estate industry, including real estate investment trusts (REITs) and real estate operating companies (REOCs).	Van Kampen
Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

The Investment Adviser

We are the investment adviser for the Fund. We and the Fund have retained other portfolio managers, supervised by us, for 33 of the Portfolios.

Variable Investment Option Performance

Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although each Subaccount was established January 2, 1996 or thereafter and has no historical performance prior to that date, each Subaccount will be investing in shares of a Portfolio of the Fund, and the majority of these Portfolios do have historical performance data which covers a longer period. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC which are described in the SAI. Yields do not reflect any charge for premium taxes and/or other taxes. This exclusion may cause yields to show more favorable performance. Total returns may or may not reflect withdrawal charges, Annual Fees or any charge for premium taxes and or other taxes. Data that does not reflect these charges may show more favorable performance.

The SAI presents some hypothetical performance data. The SAI also presents some performance benchmarks, based on unmanaged market indices, such as the Standard & Poor’s 500 Composite Stock Price Index (S&P 500), and on “peer groups,” which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, we may provide you with reports both as an insurance company and as to our financial strength that are produced by rating agencies and organizations.

Your Fixed Option, DCA Plus Fixed Option and GIOs

The Fixed Option, the DCA Plus Fixed Option and the GIOs each offer you a guaranteed minimum interest rate on the amounts you allocate to these Options. Amounts you allocate to these Options, and your earnings credited are held in our General Account. Subject to state availability, the GIOs are available in three-, six-, and ten-year terms. If you annuitize, transfer or withdraw amounts allocated to a GIO before its Guarantee Term has expired, these amounts are adjusted by the MVA. For more detailed information about these Options, see THE GENERAL ACCOUNT and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, fill out an application and submit it along with your initial Investment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060 or the address indicated in your Contract specification pages if different. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. If your application and Investment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Investment for more than five Business Days without your permission.

You may also purchase a Contract by exchanging your existing Contract. Call your representative, or call us at

1-800-722-2333, if you are interested in this option.

We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint and Contingent

Owners, for which a Contract will be issued is 85. The Contract Owner’s age is calculated as of his or her age last birthday. If any Contract Owner or any sole Annuitant named in the application for a Contract dies before we issue a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void. A refund will be returned to the applicant/Owner or the applicant/Owner’s estate. Depending on the state where your application was signed, the amount of the refund may be more or less that the initial Investment received, or any other Investment we receive in connection with an exchange or transfer. In most states, the refund will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, in proper form, of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or other taxes, and minus the Contract Value attributable to any additional amount as described in CHARGES, FEES AND DEDUCTION—Waivers and Reduced Charges section in this Prospectus.

Purchasing the Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR) (Optional)

The Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR) is no longer available for new Contracts issued on or after May 1, 2003. All references to the EGMDBR in this section, the Prospectus, and Statement of Additional Information do not apply to such Contracts.

If you purchased the Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR) at the time your application was completed, we charge an annual Enhanced Death Benefit Charge on each Contract Anniversary prior to the Annuity Date that the EGMDBR remains in effect. The Charge will be equal to the pertinent percentage, as described below, multiplied by the Contract Value on the day the charge is deducted. The Charge percentage is equal to 0.10% if the youngest Annuitant’s age is 65 or younger on the Contract Date and 0.30% if the youngest Annuitant’s age is 66 through 75 on the Contract Date. We deduct this Charge from your Contract Value allocated to your Investment Options on a pro-rata basis. However, any portion of the Charge we deduct from the Fixed Option, the DCA Plus Fixed Option, and the GIOs will not be greater than the interest credited to each of these Options, respectively, in excess of the annual rate of 3%. If you make a full withdrawal of your Net Contract Value during a Contract Year, we will deduct the entire Charge for that Contract Year from the final payment made to you.

If you purchased the EGMDBR on your Contract Date it will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The EGMDBR may not otherwise be cancelled. You could only purchase the EGMDBR if the age of each Annuitant was 75 or younger on the Contract Date.

Purchasing the Earnings Enhancement Guarantee (EEG) Rider (Optional)

You may purchase the EEG Rider (subject to availability) on the Contract Date or on the first Contract Anniversary. If you buy the EEG Rider within 30 days after the Contract Date or Contract Anniversary, we will make the Effective Date of the EEG Rider to coincide with that Contract Date or Contract Anniversary. The Earnings Enhancement Guarantee (EEG) Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider.

You may purchase the EEG Rider only if the age of each Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Effective Date of the Rider as shown in your Contract. Once purchased, the Rider will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The EEG Rider may not otherwise be cancelled.

Purchasing the Guaranteed Income Advantage (GIA) Rider (Optional)

Subject to state availability, you may purchase the GIA Rider on the Contract Date or on any Contract Anniversary. You may purchase the GIA Rider only if the age of each Annuitant is 80 years or younger on the date the GIA Rider is purchased. The GIA Rider will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract,

•	the Annuity Date, or

•	termination of the GIA Rider.

You may terminate the GIA Rider on the fifth Contract Anniversary or on any later Contract Anniversary.

If you buy the GIA Rider within 30 days after the Contract Date or Contract Anniversary, we will make the effective date of the GIA Rider coincide with that Contract Date or Contract Anniversary.

Purchasing the Guaranteed Protection Advantage (GPA) Rider (Optional)

You may purchase the optional Guaranteed Protection Advantage Rider (subject to availability) on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 80 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years prior to your selected Annuity Date, and

•	you use an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement.

If you purchase the GPA Rider (including any and all previous, current, and future versions), there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

If you purchase the Guaranteed Protection Advantage Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to the allocations used in your most recent asset allocation program.

Guaranteed Protection Amount—The Guaranteed Protection Amount is equal to (a) plus (b) plus (c) minus (d); where:

(a)	is the Contract Value at the start of the Term,

(b)	is a percentage of each additional Purchase Payment, as determined from the table below, paid to the Contract during the Term,

(c)	interest earned on Purchase Payments (or portions thereof) allocated to any of the Guaranteed Interest Options (if available under the Contract) during the Term,

(d)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal (including any applicable withdrawal charge) to the Contract Value immediately prior to the withdrawal.

Number of Years Since Beginning of Term	Percentage of Purchase Payment Added to Guaranteed Protection Amount

1 through 4	100%
5	90%
6	85%
7	80%
8 through 10	75%

For purposes of determining Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Guaranteed Protection Advantage Rider before the payment of any annuity or death benefits, or full withdrawal.

No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

On or before the end of the Term, you can elect to repurchase the Rider subject to its availability and the then current terms and conditions of the Rider provided:

•	all Annuitant(s) are 80 years or younger at the start of the new Term, and

•	the new Term does not extend beyond your selected Annuity Date.

If you do not repurchase the Rider, it will automatically terminate the day immediately following the end of the Term.

The Guaranteed Protection Advantage Rider will remain in effect until the earlier of:

•	the end of the Term,

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate this Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated in accordance with the provisions of the Contract,

•	the Annuity Date.

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue until the end of the Term. Subject to the terms of the Rider, the surviving spouse may repurchase the Rider for another Term at the then current terms and conditions of the Rider, provided the surviving spouse is age 80 or younger at the start of the new Term and the new Term does not extend beyond the selected Annuity Date. If the surviving spouse does not repurchase the Rider, it will automatically terminate the day immediately following the end of the Term.

The Guaranteed Protection Advantage Rider is only available if the Effective Date of the Rider is before April 1, 2003. The Guaranteed Protection Advantage Rider may also be called the GPA Rider in some materials you may receive from us.

Purchasing the Guaranteed Protection Advantage 5 (GPA5) Rider (Optional)

Subject to availability, you may purchase the optional Guaranteed Protection Advantage 5 (GPA5) Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years prior to your selected Annuity Date, and

•	you use an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement.

If you purchase the GPA5 Rider (including any and all previous, current, and future versions), there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

If you purchase the Guaranteed Protection Advantage 5 Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the ‘‘Term’’) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the ‘‘Guaranteed Protection Amount’’). The additional amount will be equal to the difference between the Contract Value less any Guaranteed Interest Option Value (the “Adjusted Contract Value”), on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to the allocations used in your most recent asset allocation program.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Adjusted Contract Value at the start of the Term,

(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term and allocated to the Variable Investment Options, Fixed Option, and/or the DCA Plus Fixed Option, and

(c)	is a pro rata adjustment for withdrawals made from the Variable Investment Options, Fixed Option, and/or the DCA Plus Fixed Option during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and or/other taxes, to the Adjusted Contract Value immediately prior to the withdrawal.

For purposes of determining the Adjusted Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Adjusted Contract Value is equal to the portion of the initial Purchase Payment allocated to the Variable Investment Options, the Fixed Option, and/or the DCA Plus Fixed Option. If the Effective Date of the Rider is a Contract Anniversary, the Adjusted Contract Value is equal to the Adjusted Contract Value on that Contract Anniversary.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Guaranteed Protection Advantage 5 Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Adjusted Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for the Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.

Optional Step-Up in the Guaranteed Protection Amount

After the 5th anniversary of the Effective Date of the Rider, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

•	your election of a Step-Up must be received, in a form satisfactory to us, at our Service Center within 30 days after the Contract Anniversary on which the Step-Up is effective,

•	the Guaranteed Protection Amount will be equal to your Adjusted Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

•	a new 10-year Term will begin as of the Step-Up Date, and

•	you may not elect another Step-Up until on or after the 5th anniversary of the latest Step-Up Date.

The Guaranteed Protection Charge may change if you elect a Step-Up, but it will never be more than the Guaranteed Protection Charge being charged under the then current terms and conditions of the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the lifetime of the Rider, your Guaranteed Protection Charge will remain the same as it was on the Effective Date of the Rider.

Purchasing the Income Access Rider (Optional)

Subject to availability, you may purchase the optional Income Access Rider on the Contract Date or on any Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase, and

•	your entire Contract Value is invested in an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement.

If you purchase the Income Access Rider (including any and all previous, current, and future versions), there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

If you purchase the Income Access Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary.

The Rider allows for withdrawals, including withdrawal charges, premium taxes, and/or other taxes, from the Contract of up to 7% each Contract Year (the “Protected Payment Amount”) of the Protected Payment Base until the amount available for withdrawals under the Rider (the “Remaining Protected Balance”) equals zero. Under the terms and conditions of your Contract, you may withdraw more than 7% of your Contract Value each Contract Year. However, only the amount of up to 7% of the withdrawals you make is considered the Protected Payment Amount.

Withdrawals of more than 7% of the Protected Payment Base in a Contract Year will cause an adjustment to the Protected Payment Amount, the Protected Payment Base, and the Remaining Protected Balance.

The initial Protected Payment Base and the Remaining Protected Balance are equal to:

•	your initial Purchase Payment if the Effective Date of the Rider is on a Contract Date, or

•	the Contract Value if the Effective Date of the Rider is on a Contract Anniversary.

The Protected Payment Base and the Remaining Protected Balance will remain the same unless:

•	additional Purchase Payments are received during the Contract Year, or

•	the total amount of withdrawals, including withdrawal charges, premium taxes and/or other taxes, during the Contract Year is more than the Protect Payment Amount.

If additional Purchase Payments are made to the Contract during the Contract Year, we will increase the Protected Payment Base and Remaining Protected Balance, as of the date of the most recent adjustment, by the amount of the total Purchase Payments made during the Contract Year on the next Contract Anniversary. The Protected Payment Amount will be reset to 7% of the new Protected Payment Base.

If a withdrawal causes the total amount withdrawn including withdrawal charges, premium taxes and/or other taxes, during the Contract Year to be more than the Protected Payment Amount, we will reset the Protected Payment Base, Remaining Protected Balance, and the Protected Payment Amount on the next Contract Anniversary as follows:

•	the Protected Payment Base, determined as of the date of the most recent adjustment, will be reduced by the withdrawal, and each subsequent withdrawal including withdrawal charges, premium taxes and/or other taxes made thereafter, that is more than the Protected Payment Amount during the previous Contract Year. If, immediately after a withdrawal, the Contract Value is less than the Protected Payment Base, the Protected Payment Base will be reset to the Contract Value after the withdrawal,

•	the Remaining Protected Balance, determined as of the date of the most recent adjustment, will be reduced by the withdrawal, and each subsequent withdrawal including withdrawal charges, premium taxes and/or other taxes made thereafter, that is more than the Protected Payment Amount during the previous Contract Year. If, immediately after a withdrawal, the Contract Value is less than the Remaining Protected Balance, the Remaining Protected Balance will be reset to the Contract Value after the withdrawal, and

•	the Protected Payment Amount, determined as of the date of the most recent adjustment, will be reset to 7% of the new Protected Payment Base.

The new Protected Payment Amount and Protected Payment Base will remain unchanged, unless subsequent Purchase Payments are made after the adjustments to the Protected Payment Base and Remaining Protected Balance as described above, and the total amount withdrawn during each Contract Year is more than the new Protected Payment Amount.

During a Contract Year, if the Contract Value is zero, withdrawals will be limited to up to the Protected Payment Amount, until the Remaining Protected Balance is zero. In this event, the following will apply:

•	withdrawals will be paid under a series of pre-authorized payments as elected by you,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide an Annuity Option, and

•	the Contract will cease to provide any death benefit.

Amounts withdrawn under the Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, charges, and restrictions as withdrawals otherwise made under the Contract.

Withdrawals can be taken in a lump sum, multiple withdrawals, or as a series of pre-authorized payments during the Contract Year. Any portion of the Protected Payment Amount not withdrawn during the Contract Year will not be carried over to the next Contract Year.

If the Owner dies while the Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the Rider will continue, unless otherwise terminated.

The Rider will automatically terminate on the earliest of the dates indicated below:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the day the Remaining Protected Balance is zero,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated according to the provisions of the Contract or,

•	the Annuity Date.

The entire Income Access Charge for the prior Contract Year will be deducted from the Contract Value on the Contract Anniversary on which the Rider terminates.

Optional Step Up in the Remaining Protected Balance

After the 5th anniversary of the Effective Date of the Rider and before the Annuity Date, you may elect to increase (“Step-Up”) the Remaining Protected Balance.

If you elect the optional Step-Up, the following conditions will apply:

•	your request for a Step-Up must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the Step-Up is effective,

•	the Step-Up in the Remaining Protected Balance may only be requested if the Contract Value on the Step-Up Date is more than the Remaining Protected Balance,

•	the Remaining Protected Balance and Protected Payment Base will be reset to be the Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

•	the Protected Payment Amount will be reset on the Step-Up Date to 7% of the adjusted Protected Payment Base,

•	another Step-Up may not be requested until on or after the 5th anniversary of the last Step-Up Date, and

•	the new Protected Payment Amount and new Protected Payment Base will remain unchanged, unless subsequent Purchase Payments are made after the Step-Up Date, and the total amount of withdrawals, including withdrawal charges, premium taxes and/or other taxes, during each Contract Year exceeds the new Protected Payment Amount.

We will provide you with written confirmation of your Step-Up election.

Information About the Optional Riders, IRAs and Other Qualified Contracts

There are special considerations for purchases of any optional death benefit rider. As of the date of this Prospectus, IRS regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these regulations do not prohibit the optional death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has optional death benefit riders and is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The Internal Revenue Service (IRS) could take the position that the enhanced death benefits provided by the EGMDBR are not incidental.

In addition, to the extent that the optional death benefit riders alters the timing or the amount of the payment of distributions under a Qualified Contract, the rider cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional optional death benefit riders are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

Making Your Investments (“Purchase Payments”)

Making Your Initial Investment

Your initial Investment must be at least $5,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan (PAC), which allows you to pay in equal monthly installments over one year (at least $400 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose PAC, you must make your first installment payment when you submit your application. Further requirements for PAC are discussed in the PAC form. We also call each Investment you make a Purchase Payment.

You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investments over $1,000,000.

Making Additional Investments

You may choose to invest additional amounts in your Contract at any time. Each additional investment must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts. See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Forms of Investment

Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:

•	personal check or cashiers’s check drawn on a U.S. bank,

•	money order and traveler’s checks in single denominations of $10,000 or more if they originate in a U.S. bank,

•	third party check when there is a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate in U.S. banks.

We will not accept Investments in the following forms:

•	cash,

•	credit card or check drawn against a credit card account,

•	money orders or traveler’s checks in single denominations of less than $10,000,

•	cashier’s check, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

•	third party check if there is not a clear connection of the third party to the underlying transaction, and

•	wires that originate from foreign bank accounts.

All unacceptable forms of Investments will be returned to the payor along with a letter of explanation. Pacific Life reserves the right to reject or accept any form of payment. If you make Investments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

HOW YOUR INVESTMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Investments among 35 of the Subaccounts, the GIOs, the Fixed Option and, if you elect DCA Plus, the DCA Plus Fixed Option. Allocations of your initial Investment to the Investment Options you selected will be effective on your Contract Date. Each additional Investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS—Right to Cancel (“Free Look”) section in this Prospectus. We reserve the right, in the future, to require that your allocation to any particular Investment Option meet a certain minimum amount. If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is delivered. If your initial Investment is received from multiple sources, we will consider them all your initial Investment.

Portfolio Optimization

Portfolio Optimization is an asset allocation service we offer for use within this variable annuity. Asset allocation is the distribution of investments among asset classes and involves decisions about which asset classes should be selected and how much of the total contract value should be allocated to each asset class. The theory of Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long-term.

Pacific Life and Ibbotson Associates, one of the premier firms in designing asset allocation-based investment strategies, developed 5 model portfolios, each comprised of a carefully selected combination of Pacific Select Fund Portfolios. Portfolio Optimization is a two-step process. First, Ibbotson performs an optimization analysis to determine the break down of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization”. Next, after the asset class exposures are known, Ibbotson determines how each investment option (underlying Portfolio) can be used to implement the asset class level allocations. The Portfolios are selected by evaluating the asset classes represented by the Portfolios and combining Portfolios to arrive at the desired asset class exposures. The Portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Portfolios are selected in a way intended to optimize returns for each model, given a particular level of risk tolerance.

If you select a Portfolio Optimization model, your initial Purchase Payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the investment options according to the model you select. Subsequent Purchase Payments, if allowed under your Contract, will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your Contract Value quarterly, semi-annually, or annually, to maintain the asset allocation given in your Portfolio Optimization model. If you also allocate part of your Purchase Payment or Contract Value outside the model, rebalancing is only permitted within the model.

Generally on an annual basis, Pacific Life and Ibbotson Associates evaluate all the Portfolio Optimization models. Each model may change and investment options may be added to or deleted from a model as a result of the annual analysis. If your Contract was purchased through Smith Barney, now known as Citigroup Global Markets Inc. or through Citicorp Investment Services (Citicorp), you must contact your registered representative if you want to move to a new model Portfolio after the annual analysis. For all other Contracts Owners, we will automatically update your model to the new version. This means your allocations, and potentially the underlying investment options, will automatically change and your account value will be automatically rebalanced among the investment options in your model each year (independently of any automatic rebalancing you may have selected).

You may change your model selection at any time with a proper written request or by telephone or electronic instructions provided a valid telephone/electronic authorization is on file with us. You should consult with your registered representative to assist you in determining which model is best suited to your financial needs, investment time horizon, and is consistent with your risk comfort level. You should periodically review those factors to determine if you need to change models to reflect such changes. Your registered representative can assist you in completing the proper forms to enroll in Portfolio Optimization.

If you select a Portfolio Optimization model, you will be sent a quarterly performance report that provides information about the investment options within your model, in addition to your usual quarterly statement. Information concerning the current models is described below.

Investor Profile

Model A	Model B	Model C	Model D	Model E

You are looking for a relatively stable investment and require investments that generate some level of income.	Your focus is on keeping pace with inflation. Income generating investment and capital appreciation are desired.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.

Shorter Investment Horizon < >Longer Investment Horizon

Investor Objective

Primarily preservation of capital	Moderate Growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year. Fluctuations in value should be less than those of the overall stock markets.

There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.

There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.

Lower Risk < >Higher Risk

Asset Class Exposure

Cash	20%	Cash	12%	Cash	5%	Cash	0%	Cash	0%

Bonds	57%	Bonds	45%	Bonds	35%	Bonds	21%	Bonds	4%

Domestic Stocks	18%	Domestic Stocks	32%	Domestic Stocks	44%	Domestic Stocks	58%	Domestic Stocks	68%

International Stocks	5%	International Stocks	11%	International Stocks	16%	International Stocks	21%	International Stocks	28%

Portfolio Optimization Model Allocations as of May 1, 2003

Money Market	15%	Money Market	3%	Short Duration Bond	12%	Short Duration Bond	5%	Managed Bond	2%

Short Duration Bond	23%	Short Duration Bond	20%	Inflation Managed	10%	Inflation Managed	6%	Large-Cap Value	14%

Inflation Managed	11%	Inflation Managed	11%	Managed Bond	14%	Managed Bond	8%	Comstock	4%

Managed Bond	21%	Managed Bond	16%	High Yield Bond	3%	Large-Cap Value	14%	Blue Chip	16%

High Yield Bond	6%	High Yield Bond	5%	Large-Cap Value	14%	Comstock	4%	Capital Opportunities	5%

Equity Income	2%	Equity Income	3%	Main Street Core	7%	Blue Chip	15%	Mid-Cap Value	5%

Large-Cap Value	9%	Large-Cap Value	9%	Comstock	3%	Capital Opportunities	5%	Real Estate	5%

Main Street Core	3%	Main Street Core	5%	Blue Chip	6%	Mid-Cap Value	5%	Growth LT	6%

Blue Chip	3%	Comstock	3%	Mid-Cap Value	5%	Real Estate	3%	Aggressive Equity	3%

Small-Cap Value	2%	Blue Chip	6%	Growth LT	4%	Growth LT	5%	Small-Cap Index	3%

Intl. Value	5%	Mid-Cap Value	3%	Small-Cap Index	3%	Aggressive Equity	2%	Small-Cap Value	6%

		Growth LT	2%	Small-Cap Value	3%	Small-Cap Index	3%	Intl. Value	14%

		Small-Cap Value	2%	Intl. Value	7%	Small-Cap Value	3%	Intl. Large-Cap	14%

		Intl. Value	12%	Intl. Large-Cap	9%	Intl. Value	10%	Emerging Markets	3%

						Intl. Large-Cap	10%

						Emerging Markets	2%

Less Volatile < >More Volatile

Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model Portfolio will not lose money or that investment results will not experience some volatility. Historical market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are built. Allocation to a single asset class may outperform a model, so that you would have obtained better returns in a single investment option or options representing a single asset class than in a model. Model portfolio performance is dependent upon the performance of the component investment options. The timing of your investment and the frequency of automatic rebalancing may affect performance. The value of the Variable Accounts will fluctuate, and when redeemed, may be worth more or less than the original cost. We have the right to terminate or change the Portfolio Optimization service at any time.

Investing in Variable Investment Options

Each time you allocate your investment to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the “Unit Value” of one Unit of that Subaccount.

Example:  You allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Inflation Managed Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Investment allocated to the Variable Investment Options may be worth more or less than the original Investments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day. The SAI contains a detailed discussion of these calculations.

When Your Investment is Effective

The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Investment is ordinarily effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Investment in proper form. See ADDITIONAL INFORMATION—Inquiries and Submitting Forms and Requests section in this Prospectus.

Transfers

Once your Investments are allocated to the Investment Options you selected, you may transfer your Contract Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option. Transfers are limited to 25 for each calendar year.

For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer and transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program or an approved asset allocation program are excluded from the limitation. No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year.

Certain restrictions apply to the Fixed Option, the DCA Fixed Option and GIOs. See THE GENERAL ACCOUNT—Withdrawals and Transfers section in this Prospectus. Transfer requests are generally effective on the Business Day we receive them in proper form.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, and to suspend transfers. We also reserve the right to reject any transfer request.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the Fund and raise expenses. This in turn can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

•	not accepting transfer instructions from an agent acting on behalf of more than one Contract Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to four in any twelve-month period. See THE GENERAL ACCOUNT—Withdrawals and Transfers section in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Automatic Transfer Options

We offer four automatic transfer options: dollar cost averaging, DCA Plus, portfolio rebalancing and earnings sweep. There is no charge for these options, and transfers under these automatic transfer options are not counted towards your total transfers in a Contract Year.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular Investments instead of in a single Investment. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Variable Investment Option with an Account Value of at least $5,000 to one or more other Variable Investment Options. Each transfer must be for at least $250. Transfers from the Fixed Option under the dollar cost averaging program are subject to a minimum duration of 12 months. The DCA Plus Fixed Option and GIOs are not available for dollar cost averaging. Detailed information appears in the SAI.

DCA Plus

DCA Plus provides a way for you to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) over a period of up to one year. This allows you to average the Unit Values of the Variable Investment Option(s) over time, and may permit a “smoothing” of abrupt peaks and drops in Unit Values. The DCA Plus program can also be used in conjunction with an asset allocation program to qualify for the Guaranteed Protection Advantage and Guaranteed Protection Advantage 5 Riders.

Prior to the Annuity Date, you may allocate all or a portion of your Investment(s) to the DCA Plus Fixed Option. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. You may not transfer any amounts to the DCA Plus Fixed Option from any other Investment Option. All Investments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The day that the first Investment allocation is made to the DCA Plus Fixed Option will begin a Guaranteed Term of 6 months and a period of 6 monthly transfers. On the same day of each month thereafter, we will transfer to the Variable Investment Options you selected an amount equal to your DCA Plus Fixed Option Value on that day divided by the remaining number of monthly transfers in the Guaranteed Term.

Example:  On May 1, you submit a $10,000 Investment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00%. On June 1, the value of the DCA Plus Fixed Option is $10,041.52. On June 1, a transfer equal to $1,673.59 ($10,041.52/6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is therefore $8,367.93.

On July 1, your DCA Plus Fixed Option Value has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56/5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

During the Guarantee Term, you may allocate all or a part of additional Investments to the DCA Plus Fixed Option, provided such allocations are at least $250. Each such allocation will be transferred to the Variable Investment Options you selected over the remaining Guarantee Term. Transfers will be made proportionately from the DCA Plus Fixed Option Value attributed to each Investment allocation.

Example:  (Using the previous example): On July 15, you allocate an additional $5,000 to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30/4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.73.

The minimum amount for the DCA Plus monthly transfer is $250. If a monthly DCA Plus transfer amount is less than $250, we may transfer your entire DCA Plus Fixed Option Value to the Variable Investment Options according to your most recent DCA Plus transfer instructions and automatically terminate your DCA Plus. DCA Plus transfers must be made on a monthly basis to the Variable Investment Options; you may not choose to transfer other than monthly nor may you transfer to either the Fixed Option or any of the GIOs under DCA Plus.

Unless otherwise instructed, any additional Investment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent Investment allocation instructions. If we receive any additional Investments after your DCA Plus ends and you have not changed your Investment allocation instructions, the portion of additional Investments that you had instructed us to allocate to the DCA Plus Fixed Option under DCA Plus will be allocated to the Variable Investment Options in the same proportion you had elected under DCA Plus.

When your DCA Plus program ends you may request, in a form satisfactory to us, to establish a new DCA Plus program subject to our minimum allocation requirements.

Your DCA Plus program automatically ends at the end of your DCA Plus Guarantee Term. If we do not receive completed DCA Plus transfer instructions in proper order by the time your first DCA Plus transfer is due, your DCA Plus will be automatically terminated at the time and your DCA Plus Fixed Account Value will be transferred to the Fixed Option at the Fixed Option’s then current Guaranteed Interest Rate, unless you provide us with other transfer instructions. You may request, in a form satisfactory to us, termination of your DCA Plus program at any time. Upon our receipt of such request, or when death benefit proceeds become payable, any remaining balance in your DCA Plus Fixed Option will be transferred to the Fixed Option at the Fixed Option’s then current Guaranteed Interest Rate, unless you instruct us to transfer such amounts to other Investment Options. On your Annuity Date any net amount converted to an annuity from your DCA Plus Fixed Option will be applied to a fixed annuity and will be held in our General Account, unless you instruct us otherwise.

You may have only one DCA Plus program in effect at any given time. DCA Plus may not be used concurrently with our dollar cost averaging program. Further, the DCA Plus Fixed Option is not available for use with any of our other systematic transfer programs; i.e., dollar cost averaging, portfolio rebalancing or earnings sweep.

We reserve the right to change the terms and conditions of DCA Plus, but not a DCA Plus program you already have in effect.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract  (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option, DCA Plus Fixed Option and GIOs are not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on:

•	amounts annuitized after the first Contract Year,

•	payments of death benefits,

•	subject to state variations, withdrawals by Contract Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or,

•	subject to medical evidence satisfactory to us, after the first Contract Anniversary, full or partial withdrawals if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Free Withdrawals

Subject to the amount available for withdrawal provisions as described in the withdrawal section, we will not impose a withdrawal charge on withdrawals of your Earnings, or on withdrawals of amounts held under your Contract for at least six Contract Years. In addition, during each Contract Year we will not impose a withdrawal charge on your withdrawal of up to 10% of your remaining Purchase Payments at the beginning of the Contract Year that would otherwise be subject to the withdrawal charge plus up to 10% of any additional Purchase Payments received during the Contract Year. Our calculations of the withdrawal charge deduct this “free 10%” from your “oldest” Purchase Payment that is still otherwise subject to the charge.

Example:  You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charges (your total Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300 (all attributable to Purchase Payments). In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300) free of any withdrawal charges.

How the Charge is Determined

The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the beginning of the day preceding your next Contract Anniversary. Beginning on the day preceding that Contract Anniversary, your Purchase Payment will have an “age of two”, and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

“Age” of Payment in Years	Withdrawal Charge
1	7%
2	7%
3	6%
4	5%
5	3%
6	1%
7 or more	0%

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the “oldest” Purchase Payment withdrawn first. The withdrawal charge will be deducted proportionally among all Investment Options from which the withdrawal occurs. Any applicable Annual Fee will be deducted after the withdrawal charge is calculated. In addition, amounts you withdraw from your GIO(s) will be subject to the MVA. See THE GENERAL ACCOUNT—Withdrawals and Transfers.

We pay sales commissions and other expenses associated with promotion and sales of the Contracts to broker-dealers. The withdrawal charge is designed to reimburse us for these costs, although we expect that our actual expenses will be greater than the amount of the withdrawal charge. Broker-dealers may receive aggregate commissions of up to 8.00% of your aggregate Purchase Payments.

Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time Purchase Payments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 1.25%, on an annual basis, of the Account Values considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. Within certain limits imposed by the National Association of Securities Dealers, Inc. (NASD), registered representatives who are associated with broker/dealer firms affiliated with Pacific Life may qualify for sales incentive programs sponsored by Pacific Life. Registered representatives may also receive non-compensation such as expense-paid educational or training seminars or promotional merchandise.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See

HOW YOUR INVESTMENTS ARE ALLOCATED—Transfers section in this Prospectus. However, amounts transferred from a GIO before its Guarantee Term has expired are subject to the MVA. See THE GENERAL ACCOUNT—Withdrawals and Transfers and GIOs sections in this Prospectus.

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Investments at the time your Investment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Investments (“premium taxes”), we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, “premium taxes” include any state or local premium taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of payments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Investments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Investments. Currently, we do not impose any such charges.

Annual Fee

We will charge you an Annual Fee of $40 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value, if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account. We do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. That is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

Waivers and Reduced Charges

We may agree to reduce or waive the withdrawal charge or the Annual Fee, or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

In addition, we may agree to reduce or waive some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, registered representatives and employees of broker/dealers with a current selling agreement with us and their affiliates, employees of affiliated asset management firms and certain other service providers, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Select Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person’s Contract when we apply the Investments. We may also agree to waive minimum Investment requirements for Eligible Persons.

We will only reduce or waive withdrawal or other charges, reduce or waive minimums, or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

If you are an Eligible Person, you will not keep any amounts credited if you return your Contract during the Free Look period as described under the WITHDRAWALS—Right to Cancel (“Free Look”) section in this Prospectus.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed daily at an annual rate of 1.25% of each Subaccount’s assets. This charge may not be increased for the duration of your Contract.

The Risk Charge will stop at the Annuity Date if you select a fixed annuity. The Risk Charge will continue after annuitization if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate of 0.15% of the assets of each Subaccount. This fee is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after annuitization if you choose any variable annuity.

Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR) Annual Charge (Optional Rider)

If your Contract was issued before May 1, 2003 and you purchased the Rider, we deduct an annual Enhanced Death Benefit Charge on each Contract Anniversary before the Annuity Date that the Rider remains in effect. The Charge is based on the age of the youngest Annuitant on the Contract Date.

The Charge on each Contract Anniversary is equal to:

•	0.10% of the Contract Value on that day if the youngest Annuitant is age 65 or younger on the Contract Date, or

•	0.30% of the Contract Value on that day if the youngest Annuitant is age 66 through 75 on the Contract Date.

We deduct this Charge proportionately from your Investment Options. Any portion of the Charge we deduct from the Fixed Option will not be greater than the annual interest credited to the Fixed Option in excess of 3%.

If you make a full withdrawal from your Contract, we deduct the total Charge for that Contract Year at that time.

Earnings Enhancement Guarantee (EEG) Annual Charge (Optional Rider)

If you purchase the EEG Rider, we deduct annually an Earnings Enhancement Guarantee Charge (EEG Charge) for expenses related to the EEG Rider. The EEG Charge is equal to 0.25% multiplied by your Contract Value on the date the Charge is deducted. The Earning Enhancement Guarantee (EEG) Charge is also called the Guaranteed Earnings Enhancement (GEE) Charge in your Contract’s Rider.

We will deduct the EEG Charge from your Investment Options on a proportionate basis on each Contract Anniversary following the date you purchase the Rider, if the EEG Rider is in effect.

Any portion of the EEG Charge we deduct from the Fixed Option, DCA Plus Fixed Option, and the Guaranteed Interest Options (GIOs) will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire EEG Charge for that Contract Year from the final payment made to you.

Guaranteed Income Advantage (GIA) Annual Charge (Optional Rider)

If you purchase the GIA Rider, we deduct annually a Guaranteed Income Advantage Charge (GIA Charge) for expenses related to the GIA Rider. The GIA Charge is equal to 0.30% multiplied by your Contract Value on the date the Charge is deducted.

We will deduct the GIA Charge from your Investment Options on a proportionate basis:

•	on each Contract Anniversary the GIA Rider remains in effect,

•	on the Annuity Date, if the GIA Rider is still in effect, and

•	when the GIA Rider is terminated.

Any portion of the GIA Charge we deduct from the Fixed Option, the DCA Plus Fixed Option and the Guaranteed Interest Options (GIOs) will not be greater than the annual interest credited in excess of 3%. If you terminate the GIA Rider, we will charge your Contract for the annual GIA Charge on the effective date of termination. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire GIA Charge for the Contract Year in which you make the full withdrawal from the final payment made to you.

Guaranteed Protection Advantage (GPA) Annual Charge (Optional Rider)

If you purchase the Guaranteed Protection Advantage (GPA) Rider, we will deduct a Guaranteed Protection Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if you terminate the Rider. The Guaranteed Protection Charge is equal to 0.10% multiplied by your Contract Value on the date the Charge is deducted.

Any portion of the Guaranteed Protection Charge we deduct from the Fixed Option, DCA Plus Fixed Option, and the Guaranteed Interest Options (GIOs) will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal during a Contract Year, we will deduct the entire Guaranteed Protection Charge for the Contract Year from the final payment made to you.

Guaranteed Protection Advantage 5 (GPA5) Annual Charge (Optional Rider)

If you purchase the optional Guaranteed Protection Advantage 5 Rider, we will deduct a Guaranteed Protection Charge from your Variable Investment Options, Fixed Option, and/or DCA Plus Fixed Option on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if you terminate the Rider. The Guaranteed Protection Charge is equal to 0.10% multiplied by your Contract Value on the date the Charge is deducted.

The Guaranteed Protection Charge may change if you elect the Step-Up option but will never be more than the Guaranteed Protection Charge being charged under the then current terms and conditions of the Rider. If you do not elect the optional Step-Up, your Guaranteed Protection Charge will remain the same as it was on the Effective Date of the Rider.

Any portion of the Guaranteed Protection Charge we deduct from the Fixed Options will not be more than the annual interest credited in excess of 3%

Income Access Annual Charge (Optional Rider)

If you purchase the optional Income Access Rider, we will deduct an Income Access Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if the Rider terminates. The Income Access Charge is equal to 0.30% multiplied by your Contract Value on the date the Charge is deducted.

The Income Access Charge may change if you elect the Step-Up option in the Remaining Protected Balance, but will never be more than the Income Access Charge being charged under the then current terms and conditions of the Rider and will not be more than a maximum charge of 0.75%. If you do not elect the optional Step-Up, your Income Access Charge will remain the same as it was on the Effective Date of the Rider.

Any portion of the Income Access Charge we deduct from the Fixed Option will not be more than the annual interest credited in excess of 3%

Expenses of the Fund

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund’s fees and expenses are described in detail in the Fund’s Prospectus and in its SAI.

RETIREMENT BENEFITS AND OTHER PAYOUTS

Selecting Your Annuitant

When you submit the application for your Contract, you must choose a sole Annuitant or two Joint Annuitants. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not have any Contract benefits, including death benefit proceeds until becoming the sole surviving Annuitant. More information on these options is provided in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued; however, if you are buying a Qualified Contract, you may add a Joint Annuitant at the time of annuitization. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first. However, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (primary, joint or contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable MVAs, and any applicable charge for premium taxes and/or other taxes, (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $10,000, subject to any state exceptions. See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus. We will send the annuity payments to the payee that you designate. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, any applicable MVA, any Annual Fee, any Enhanced Death Benefit Charge, any EEG Charge, any GIA Charge, any Guaranteed Protection Charge, and any Income Access Charge. This option of distribution may or may not be available, or may be available only for certain types of contracts. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract.

You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your old Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date. If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday however, to meet Internal Revenue Service (IRS) minimum distribution rules your required minimum distribution date may be earlier than your Annuity Date; if you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant’s 95th birthday. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant’s attained age 59 1/2. See FEDERAL TAX STATUS section in this Prospectus.

You should carefully review the Annuity Options with a qualified tax adviser, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations respecting annuity payments, required minimum distributions, and other matters.

For instance, under requirements for qualified plans under Section 401 of the Code and IRAs under section 408 of the Code, the entire interest under the Contract must be distributed to the Owner/Annuitant not later that the Owner/Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his Beneficiary) must commence not later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reached 70 1/2, or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

If the Owner/Annuitant dies prior to (i) his RBD, or (ii) complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the “Qualified Plan Death of Annuitant Distribution Rules”. Life expectancy is computed by use of the Single Life Table of the Final and Temporary Regulations, issued April 17, 2002 (Regulation Section 1.401(a)(9)-9). Congress recently required the IRS to update these tables to reflect increased life expectancies. A subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary (or Owner/Annuitant) by one in each following calendar year.

The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable proposed Regulations thereunder.

The IRS issued Final and Temporary Regulations on April 17, 2002. Effective January 1, 2003, the IRS requires that all IRA holders and Qualified Plan Participants (with one exception discussed below) use a Uniform Lifetime Table to calculate their Required Minimum Distributions.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these final regulations, the IRA owner does not need to actually have a named beneficiary when they turn 70 1/2.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

For calendar year 2003 and thereafter, taxpayers (and the underlying Qualified Plan) must rely on the Final and Temporary Regulations (discussed above) for determining RMDs. If any future guidance from the IRS is more restrictive that the guidance in these Final and Temporary Regulations, the future guidance will be issued without retroactive effect.

Under the final Regulations, for retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of required minimum distributions or annuity payments under Annuity Options 2 and 4 generally may be:

•	no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and

•	must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant.

Under Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you contact a qualified tax adviser for more information if you are interested in this option.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday or your younger Joint Annuitant’s 95th birthday, whichever applies; however some states’ laws may require a different Annuity Date. Certain Qualified Plans may require distribution to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any applicable MVA, and charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows: the net amount from your Fixed Option, DCA Plus Fixed Option Value and GIO Value will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If the net amount is less than $10,000, the entire amount will be distributed. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50% and your spouse will automatically be named your Joint Annuitant.

Choosing Your Annuity Option

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount, subject to state availability. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after annuitization.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account, (but not under the Fixed Option, DCA Plus Fixed Option or GIOs).

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

1.	Life Only. Periodic payments are made to the designated payee during the lifetime of the Annuitant (even if the Owner dies). Payments stop when the Annuitant dies.

2.	Life with Period Certain. Periodic payments are made to the designated payee during the lifetime of the Annuitant (even if the Owner dies), with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the remainder of the guaranteed payments will be paid to the first living person in the following order: Beneficiary, Contingent Beneficiary, Owner, Joint Owner, or Contingent Owner. If none are living the remainder will be paid to the Owner’s estate.

3.	Joint and Survivor Life. Periodic payments are made during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

4.

Period Certain Only.  Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the remainder of the guaranteed payments will be paid to the first living person in the following order: Beneficiary, Contingent Beneficiary, Owner, Joint Owner, or Contingent Owner. If none are living the remainder will be paid to the Owner’s Estate. Additionally, if variable payments are elected under this option, you may redeem all remaining guaranteed variable payments after the Annuity Date. The amount available upon such redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you fully surrendered your contract. For the purposes of calculating the withdrawal charge, annuity payments will be treated as partial withdrawals.

If the Owner dies after the Annuity Date the Owner’s rights will be assumed by the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living, the Owner’s rights will be assumed by the Owner’s Estate.

For Qualified Contracts, please refer to the section in this Prospectus under Choosing Your Annuity Date. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employment Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Guaranteed Income Advantage Annuity Option

If you purchase the GIA Rider (subject to state availability), you may choose any of the Annuity Options described above, or you may choose the Guaranteed Income Advantage Annuity Option if 10 years have passed since the GIA Rider was purchased and the GIA Rider is still in effect. You must choose fixed annuity payments under this Guaranteed Income Advantage Annuity Option.

The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the Guaranteed Income Advantage Annuity Option will be based on the higher of the Guaranteed Income Base or the Enhanced Income Base, which are described below.

1.	Guaranteed Income Base—If you purchase the GIA Rider on the Contract Date, the Guaranteed Income Base is equal to the Purchase Payments less an adjustment for each withdrawal, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to a withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges and MVAs, to the Contract Value immediately prior to withdrawal.

If you purchase the GIA Rider on a Contract Anniversary after the Contract Date, the Guaranteed Income Base is equal to the Contract Value on the date the GIA Rider is purchased, plus all Purchase Payments made after the GIA Rider is purchased, less an adjustment for each withdrawal occurring after the GIA was elected, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges and MVAs to the Contract Value immediately prior to the withdrawal.

The effective annual rate of interest will take into account the timing of when each Purchase Payment and withdrawal occurred. We accomplish this by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance. The 5% effective annual rate of interest will stop accruing as of the earlier of:

•	the Contract Anniversary following the date the youngest Annuitant reaches his or her 80th birthday,

•	a full withdrawal of the amount available for withdrawal under the Contract,

•	a death benefit becomes payable under the Contract,

•	any termination of the Contract in accordance with the provisions of the Contract,

•	the Annuity Date, or

•	termination of the GIA Rider.

On the Annuity Date, the net amount we apply to the annuity payments will be the Guaranteed Income Base reduced by any remaining withdrawal charges associated with additional Purchase Payments added to the Contract, any MVAs, any applicable state premium tax, and any outstanding Contract Debt.

2.	Enhanced Income Base—The Enhanced Income Base is equal to your Net Contract Value on the Annuity Date plus an additional 15% of the amount equal to:

•	the Net Contract Value on the Annuity Date, less

•	the sum of all Purchase Payments applied to the Contract in the 12 months prior to the Annuity Date.

On the Annuity Date, the net amount we apply to the annuity payments will be the Enhanced Income Base reduced by any withdrawal charges, MVAs, and any applicable state premium tax.

The annuity payments that may be elected under the Guaranteed Income Advantage Option are:

•	15 Years or More Period Certain,

•	Life,

•	Joint and Survivor Life, or

•	Life with 10 Years or More Period Certain.

If you elect the Guaranteed Income Advantage (GIA) Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the Guaranteed Income Advantage Annuity Option by any remaining withdrawal charges. The rider contains annuity tables for each GIA Annuity Option available.

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Your Annuity Payments

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in our table. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT section.

Death Benefits

Death benefit proceeds may be payable before the Annuity Date on proof of death of the sole surviving Annuitant or of any Contract Owner while the Contract is in force. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants with Right of Survivorship and not as Tenants in Common. The amount of the death benefit will be paid according to the Death Benefit Proceeds section below.

The “Notice Date” is the day on which we receive proof (in proper form) of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple recipients, death benefit proceeds will be calculated when we first receive proof of death and instructions, in proper form, from any recipient. The death benefit proceeds still remaining to be paid to other recipients will fluctuate with the performance of the underlying Investment Options.

Death Benefit Proceeds

The proceeds of any death benefit payable will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death benefit proceeds. Such proceeds will equal the amount of the death benefit proceeds reduced by any charge for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an Annuity Option under this Contract or towards the purchase of any Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. Any such Annuity Option is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract. In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before making a death benefit election.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

Death of Owner Distribution Rules

The Contract incorporates all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, they must begin distribution within one year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner’s death or, if permitted by the IRS, a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for the purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof, in proper form, of the Owner’s death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner’s death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

If the Owner who was not an Annuitant dies, the designated recipient will be the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the designated recipient will be the Owner’s Estate.

If the Owner who was an Annuitant dies, the designated recipient will be the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the designated recipient will be the Owner’s Estate.

Qualified Plan Death of Annuitant Distribution Rules

Under Internal Revenue Service regulations, if the Contract is owned under a Qualified Plan pursuant to sections 401, 403, 408, 408A, or 457(b) of the Code and the Annuitant dies before the Required Beginning Date, the payment of any death benefit proceeds must be made to the designated recipient in accordance with one of two rules. One rule generally requires the death benefit proceeds to commence distribution by December 31 of the calendar year following the calendar year of the Annuitant’s death and continue over the life of his or her Beneficiary (the “life expectancy method”). The second rule requires distribution of the entire death benefit proceeds no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant’s death falls (the “five-year rule”).

However, the life expectancy method and the five-year rule are modified if the Beneficiary is a surviving spouse. If the surviving spouse elects to continue the contract and not do an eligible rollover to an IRA in his or her name, then he or she will be subject to the five-year rule. However, the surviving spouse may waive the five-year requirement and elect to take distributions over his or her life expectancy, and if the surviving spouse elects to defer the commencement of required distributions beyond the first anniversary of the Annuitant’s death, the surviving spouse will be deemed to continue the Contract. In this instance, the surviving spouse may defer required distributions until the later of:

•	December 31 of the year following the year the Annuitant died, or

•	December 31 of the year in which the Annuitant would have turned 70 1/2.

Further, under our administrative procedures, if the required distributions election is not received by us in good order by December 31 of the year following the Annuitant’s death or by the December of the year in which the Annuitant would have attained age 70, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of Required Minimum Distributions (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

Death Benefit Amounts

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments, reduced by any applicable charges, and/or MVAs and further reduced by an amount for each withdrawal that is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of each withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal.

We calculate the Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, and is determined as follows:

First, we calculate what the Death Benefit Amount would have been as of your sixth Contract Anniversary and each Subsequent Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 76th birthday (each of these Contract Anniversaries is a “Milestone Date”). Subject to approval of insurance authorities in your state of issue, if your Contract is issued before the Annuitant’s 75th birthday, we will calculate what the Death Benefit Amount would have been as of the Contract Anniversary immediately following the Annuitant’s 75th birthday while the Annuitant is living (also a Milestone Date) even if such Milestone Date occurs before your sixth Contract Anniversary. This added feature will benefit Contracts where the Annuitant is from age 69 through 74 at the time the Contract is issued.

We then adjust the Death Benefit Amount for each Milestone Date by:

•	adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

•	subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount. Calculations of any actual Guaranteed Minimum Death Benefit are only made once death benefit proceeds become payable under your Contract.

Optional Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR)

The EGMDBR is no longer available for new Contracts issued on or after May 1, 2003. All references to the EGMDBR in this section, the Prospectus, and the Statement of Additional Information do not apply to such Contracts.

If you purchased the EGMDBR, the Death Benefit Amounts are replaced with the following.

For Contracts issued before January 1, 2003, the Death Benefit Amount as of any Business Day before your Annuity Date is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments less an adjusted amount for each withdrawal, increased at an effective annual rate of 6% to that day, subject to a maximum of 200% of the resulting difference of your aggregate Purchase Payments less any withdrawals.

For Contracts issued on or after January 1, 2003, the Death Benefit Amount as of any Business Day before your Annuity Date is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments less an adjusted amount for each withdrawal, increased at an effective annual rate of 5% to that day, subject to a maximum of 200% of the resulting difference of your aggregate Purchase Payments and withdrawals.

To calculate the effective annual rate of growth, we take into account the timing of when each Purchase Payment and withdrawal occurred. We do this by multiplying each day’s balance by a daily factor of:

•	1.000159654 for Contracts issued before January 1, 2003, or

•	1.000133681 for Contracts issued on or after January 1, 2003.

We stop accruing each effective annual rate of growth as of the earlier of:

•	the Contract Anniversary following the date the Annuitant reaches his or her 80th birthday,

•	the date of death of the sole surviving Annuitant, or

•	the Annuity Date.

To determine the adjusted amount for each withdrawal we:

•	divide the amount of each withdrawal by your Contract Value immediately before that withdrawal, and

•	then multiply the result by your Death Benefit Amount immediately before that withdrawal.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole surviving Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, and is determined as follows:

First, we calculate what the Death Benefit Amount would have been as of the quarterly anniversary following the Contract Date and as of each subsequent quarterly anniversary that occurs while the Annuitant is living and up to and including the Contract Anniversary following the Annuitant’s 65th birthday. Quarterly anniversaries are measured from the Contract Date. After the Contract Anniversary following the Annuitant’s 65th birthday, we calculate what the Death Benefit Amount would have been as of each Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday. Each quarterly anniversary and each Contract Anniversary in which a Death Benefit Amount is calculated is referred to as a “Milestone Date.”

We then adjust the Death Benefit Amount for each Milestone Date by:

•	adding the aggregate amount of any Purchase Payments received by us since that Milestone Date, and

•	subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by Multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge and MVA, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts as of the Notice Date is your Guaranteed Minimum Death Benefit if the EGMDBR is purchased. Calculations of any actual Guaranteed Minimum Death Benefit are made only once death benefit proceeds become payable under your Contract.

Optional Earnings Enhancement Guarantee (EEG) Rider

If you purchase the EEG Rider, (subject to availability), an Earnings Enhancement Guarantee amount (EEG Amount), is added to the death benefit proceeds when such proceeds become payable as a result of the sole or last Annuitant’s Death or first death of an Owner who is also an Annuitant. The EEG Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider and the EEG Amount is called the GEE Amount in your Contract’s Rider.

The EEG amount is calculated as follows:

If the age of the oldest Annuitant was age 69 or younger on the Effective Date of the Rider, the EEG Amount is equal to the lesser of:

•	40% of Earnings, or

•	40% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

If the age of the oldest Annuitant was age 70 to 75 on the Effective Date of the Rider, the EEG Amount is equal to the lesser of:

•	25% of Earnings, or

•	25% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

For purposes of calculating the EEG Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments. Remaining Purchase Payments is defined as (a) or (b) below:

(a)	If the Rider is effective on the Contract Date, Remaining Purchase Payments are equal to:

•	the Initial Purchase Payments, plus

•	any additional Purchase Payments added, minus

•	the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken from Earnings first, then from Purchase Payments in the order they were received.

(b)	If the Rider is effective after the Contract Date, Remaining Purchase Payments are equal to:

•	the Contract Value on the Effective Date, plus

•	any additional Purchase Payments added since the Effective Date of the Rider, minus

•	the amount that each withdrawal taken after the Effective Date of the Rider exceeds the amount of Earnings in the Contract accumulated since that date. Withdrawals are assumed to be taken first from Earnings accumulated since the Effective Date of the Rider, then from Purchase Payments in the order that they were received.

If the Surviving Spouse of the deceased Owner continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date of death of the deceased Owner. If the Surviving Spouse is over age 75 on the date of death, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

The Amount of the Death Benefit: Death of Annuitant

If the sole surviving Annuitant, or the first Owner who is also an Annuitant dies prior to the Annuity Date, the death benefit proceeds will be the Death Benefit Amount. The Death Benefit Amount will be the greater of:

•	the Death Benefit Amount as of the Notice Date, or, if applicable,

•	the “Guaranteed Minimum Death Benefit Amount” as of the Notice Date, if greater.

If the Annuitant who was not an Owner dies, the designated sole Annuitant will then be the first living person in the following order and no death benefit proceeds will be payable:

•	a surviving Joint Annuitant, or

•	a surviving Contingent Annuitant.

If there is no surviving Joint or Contingent Annuitant, the death benefit proceeds will be payable to the first living person in the following order:

•	Owner,

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If the Owner who is not an Annuitant dies or they die simultaneously, the death benefit proceeds will be calculated under the Death of Annuitant provisions and proceeds will be paid to the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the proceeds will be payable to the Owner’s Estate.

If your Contract is issued before January 1, 2003 with an optional EGMDBR and your sole surviving Annuitant who is not an Owner dies before the Annuity Date, we will pay the death benefit proceeds to the first living person in the following order:

•	Beneficiary,

•	Contingent Beneficiary,

•	Owner, or

•	Contingent Owner.

If none are living, we will pay death benefit proceeds to the Owner's Estate.

The Amount of the Death Benefit: Death of a Contract Owner

If a Contract Owner who is not an Annuitant dies before the Annuity Date, the death benefit proceeds will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the death benefit proceeds will be paid to the Owner’s Estate.

If a Contract Owner who is an Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the greater of:

•	your Death Benefit Amount as of the Notice Date, or

•	the “Guaranteed Minimum Death Benefit Amount” as of the Notice Date, and will be paid in accordance with the Death Benefit Proceeds section above.

If both you and the Annuitant(s) are non-individual persons, no death benefit will be payable, and any distribution will be treated as a withdrawal and subject to any applicable annual fee, withdrawal fee, withdrawal charge, charge for premium taxes and MVAs.

Spousal Continuation

Generally, a sole designated recipient who is the Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Date, except in the case of a Qualified Contract which is qualified pursuant to section 403 of the Code. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds (“Add-In Amount”). The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. A Joint or Contingent Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than any minimum Account Value we may require in the future, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any such DCA Plus Fixed Option balance or any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section. If your partial withdrawal request is for an amount exceeding the amount available for withdrawal, as described in the Amount Available for Withdrawal section, we have the right, at our option, to terminate your Contract and send you the amount available for withdrawal. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See GENERAL ACCOUNT—Withdrawals and Transfers, and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, any Enhanced Death Benefit Charge, any EEG Charge, any Guaranteed Protection Charge, any Income Access Charge, any withdrawal charge, any withdrawal transaction fee, and any charge for premium taxes and/or other taxes, and after application of the MVA, if appropriate. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT—Withdrawals and Transfers sections in this Prospectus.

You assume investment risk on investments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Investments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each immediately after the withdrawal.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. The first withdrawal will occur one period from the effective date of the request in proper form.

Example:  On May 1, we receive your pre-authorized withdrawal request for quarterly withdrawals, and your pre-authorized withdrawal program is effective. Your first quarterly withdrawal will be on August 1.

Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a 10% penalty tax if you have not reached age 59 1/2. The GIOs are not available for pre-authorized withdrawals. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT—Withdrawals and Transfers sections in this Prospectus. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a “lost Contract affidavit.”

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

•	severance from employment,

•	death,

•	disability as defined in Section 72(m)(7) of the Code,

•	reaching age 59 1/2, or

•	hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a 10% penalty tax if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX STATUS section in this Prospectus. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax adviser and/or your plan administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Investments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Tax Consequences of Withdrawals

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX STATUS section in this Prospectus.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund of your Contract Value based upon the next determined Accumulated Unit Value (“AUV”) after we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract charges to pay for premium taxes. Thus, an Owner who returns a Contract within the Free Look period bears only the investment risk on amounts attributable to Purchase Payments. If we credit additional amounts to your Contract as described in CHARGES, FEES, AND DEDUCTIONS—Waivers and Reduced Charges section in this Prospectus, and you return your Contract during the Free Look period you will not receive any amounts that we add as a credit or any gains or losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, we will refund the amount of the excess). You will receive any Contract fees and charges that we deducted from the credited amounts. We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Free Look period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract fees and charges deducted from those amounts, but you would keep the gains or losses on the credited amounts.

There are some states that require us to return a different amount if you are replacing another annuity contract or life insurance policy. For any contract issued as an IRA returned within 7 days after you receive it, we are required to return all Purchase Payments (less any withdrawals made).

You’ll find a complete description of the Free Look Period and amount to be refunded that applies to your Contract on the Contract’s cover page, or on a notice that accompanies your Contract.

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds, group employee benefits, broker-dealer operations, and investment advisory services. At the end of 2002, we had over $135 billion of individual life insurance in force and total admitted assets of $51.3 billion. We are ranked the 15th largest life insurance carrier in the U.S. in terms of 2002 admitted assets.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of ours and PSD in the sale of the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets. The SAI presents more details about these ratings.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.”

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

The information in the table for the period ended December 31, 2002 is included in the financial statements of Separate Account A which have been audited by Deloitte & Touche LLP, independent auditors. You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2002.

	2002	2001	2000	1999	1998	1997	1996

Blue Chip[1]
Subaccount Unit Value at beginning of period	$8.03	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$5.86	$8.03	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	22,722,046	19,099,383	N/A	N/A	N/A	N/A	N/A

Aggressive Growth[1]
Subaccount Unit Value at beginning of period	$7.91	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$6.06	$7.91	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	1,134,413	2,897,951	N/A	N/A	N/A	N/A	N/A

Diversified Research[2]
Subaccount Unit Value at beginning of period	$10.42	$10.87	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$7.79	$10.42	$10.87	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	6,114,378	6,018,484	4,671,588	N/A	N/A	N/A	N/A

Small-Cap Equity[3]
Subaccount Unit Value at beginning of period	$16.92	$17.60	$23.01	$17.98	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$12.75	$16.92	$17.60	$23.01	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	3,836,873	4,724,501	5,207,769	837,054	N/A	N/A	N/A

International Large-Cap[2]
Subaccount Unit Value at beginning of period	$6.24	$7.74	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$5.06	$6.24	$7.74	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	22,629,241	24,033,715	16,119,405	N/A	N/A	N/A	N/A

I-Net TollkeeperSM4
Subaccount Unit Value at beginning of period	$4.38	$6.72	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$2.65	$4.38	$6.72	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	4,114,478	4,719,596	5,473,395	N/A	N/A	N/A	N/A

Financial Services[1]
Subaccount Unit Value at beginning of period	$9.14	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$7.70	$9.14	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	1,548,005	1,422,507	N/A	N/A	N/A	N/A	N/A

Health Sciences[1]
Subaccount Unit Value at beginning of period	$9.10	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$6.88	$9.10	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	1,927,951	2,092,867	N/A	N/A	N/A	N/A	N/A

Technology[1]
Subaccount Unit Value at beginning of period	$5.82	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$3.08	$5.82	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	2,469,954	2,183,699	N/A	N/A	N/A	N/A	N/A

Telecommunications[1]
Subaccount Unit Value at beginning of period	$5.25	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$2.74	$5.25	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	958,017	685,717	N/A	N/A	N/A	N/A	N/A

Growth LT
Subaccount Unit Value at beginning of period	$20.78	$29.92	$38.74	$19.84	$12.71	$11.61	$10.00
Subaccount Unit Value as of December 31	$14.55	$20.78	$29.92	$38.74	$19.84	$12.71	$11.61
Number of Subaccount Units outstanding at end of period	23,921,217	28,200,043	32,677,987	24,739,519	10,966,264	3,826,332	950,317

Focused 305
Subaccount Unit Value at beginning of period	$7.03	$8.23	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$4.90	$7.03	$8.23	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	1,415,371	1,899,802	1,969,500	N/A	N/A	N/A	N/A

	2002	2001	2000	1999	1998	1997	1996

Mid-Cap Value6
Subaccount Unit Value at beginning of period	$14.28	$12.78	$10.38	$10.00	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$12.05	$14.28	$12.78	$10.38	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	13,782,090	16,063,739	11,314,553	3,539,541	N/A	N/A	N/A

International Value
Subaccount Unit Value at beginning of period	$10.83	$14.06	$16.10	$13.29	$12.76	$11.84	$10.00
Subaccount Unit Value as of December 31	$9.20	$10.83	$14.06	$16.10	$13.29	$12.76	$11.84
Number of Subaccount Units outstanding at end of period	25,388,618	27,830,940	34,358,474	30,366,865	15,066,242	5,292,436	1,312,817

Capital Opportunities1
Subaccount Unit Value at beginning of period	$8.33	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$6.01	$8.33	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	5,371,607	4,987,959	N/A	N/A	N/A	N/A	N/A

Global Growth1
Subaccount Unit Value at beginning of period	$8.38	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$6.66	$8.38	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	594,290	458,883	N/A	N/A	N/A	N/A	N/A

Equity Index
Subaccount Unit Value at beginning of period	$18.32	$21.14	$23.64	$19.88	$15.69	$11.97	$10.00
Subaccount Unit Value as of December 31	$14.02	$18.32	$21.14	$23.64	$19.88	$15.69	$11.97
Number of Subaccount Units outstanding at end of period	22,509,470	26,521,065	34,504,075	28,123,841	15,518,412	4,460,482	757,175

Small-Cap Index6
Subaccount Unit Value at beginning of period	$11.22	$11.19	$11.77	$10.00	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$8.72	$11.22	$11.19	$11.77	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	7,440,682	4,911,139	5,321,131	3,538,845	N/A	N/A	N/A

Multi-Strategy
Subaccount Unit Value at beginning of period	$15.50	$15.91	$16.01	$15.17	$13.01	$11.03	$10.00
Subaccount Unit Value as of December 31	$13.29	$15.50	$15.91	$16.01	$15.17	$13.01	$11.03
Number of Subaccount Units outstanding at end of period	9,863,550	12,389,066	12,843,499	12,744,327	8,073,603	1,830,504	294,936

Main Street® Core (formerly called Large-Cap Core)
Subaccount Unit Value at beginning of period	$16.71	$18.60	$20.22	$18.10	$14.78	$11.66	$10.00
Subaccount Unit Value as of December 31	$11.80	$16.71	$18.60	$20.22	$18.10	$14.78	$11.66
Number of Subaccount Units outstanding at end of period	15,878,510	20,507,327	32,058,370	26,156,874	14,764,834	4,189,318	743,123

Emerging Markets
Subaccount Unit Value at beginning of period	$5.79	$6.43	$10.14	$6.70	$9.28	$9.57	$10.00
Subaccount Unit Value as of December 31	$5.54	$5.79	$6.43	$10.14	$6.70	$9.28	$9.57
Number of Subaccount Units outstanding at end of period	6,797,735	7,852,984	8,225,853	6,758,343	3,975,851	1,342,086	240,607

Inflation Managed
Subaccount Unit Value at beginning of period	$12.94	$12.58	$11.41	$11.80	$10.95	$10.14	$10.00
Subaccount Unit Value as of December 31	$14.73	$12.94	$12.58	$11.41	$11.80	$10.95	$10.14
Number of Subaccount Units outstanding at end of period	21,334,549	13,897,811	17,179,920	13,720,231	4,543,208	1,506,839	673,682

Managed Bond
Subaccount Unit Value at beginning of period	$13.50	$12.76	$11.60	$11.99	$11.14	$10.27	$10.00
Subaccount Unit Value as of December 31	$14.77	$13.50	$12.76	$11.60	$11.99	$11.14	$10.27
Number of Subaccount Units outstanding at end of period	43,039,670	50,452,819	42,510,009	31,653,501	16,897,325	4,434,069	742,041

Money Market
Subaccount Unit Value at beginning of period	$12.39	$12.10	$11.55	$11.16	$10.75	$10.36	$10.00
Subaccount Unit Value as of December 31	$12.39	$12.39	$12.10	$11.55	$11.16	$10.75	$10.36
Number of Subaccount Units outstanding at end of period	25,520,134	31,599,970	33,992,524	27,967,969	14,823,792	3,041,495	1,478,808

High Yield Bond
Subaccount Unit Value at beginning of period	$11.51	$11.52	$12.13	$11.95	$11.83	$10.96	$10.00
Subaccount Unit Value as of December 31	$11.01	$11.51	$11.52	$12.13	$11.95	$11.83	$10.96
Number of Subaccount Units outstanding at end of period	11,757,291	11,510,008	11,695,713	11,078,968	7,396,859	2,702,260	630,637

Equity Income[7]
Subaccount Unit Value at beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$8.53	N/A	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	3,185,527	N/A	N/A	N/A	N/A	N/A	N/A

	2002	2001	2000	1999	1998	1997	1996

Research[7]
Subaccount Unit Value at beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$7.77	N/A	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	153,951	N/A	N/A	N/A	N/A	N/A	N/A

Equity
Subaccount Unit Value at beginning of period	$14.66	$19.01	$25.76	$18.85	$14.68	$12.59	$10.00
Subaccount Unit Value as of December 31	$10.63	$14.66	$19.01	$25.76	$18.85	$14.68	$12.59
Number of Subaccount Units outstanding at end of period	10,210,779	13,689,954	17,310,865	12,292,054	6,695,038	1,983,738	453,223

Aggressive Equity
Subaccount Unit Value at beginning of period	$9.73	$11.92	$15.31	$12.19	$10.92	$10.67	$10.00
Subaccount Unit Value as of December 31	$7.19	$9.73	$11.92	$15.31	$12.19	$10.92	$10.67
Number of Subaccount Units outstanding at end of period	9,119,281	9,654,622	12,691,264	11,134,505	5,808,703	1,711,363	387,987

Large-Cap Value6
Subaccount Unit Value at beginning of period	$11.87	$12.49	$10.99	$10.00	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$9.02	$11.87	$12.49	$10.99	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	26,065,399	25,206,629	9,783,552	5,648,927	N/A	N/A	N/A

Comstock (formerly called Strategic Value)5
Subaccount Unit Value at beginning of period	$8.66	$9.75	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$6.65	$8.66	$9.75	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	2,123,576	2,178,943	1,347,212	N/A	N/A	N/A	N/A

Real Estate6
Subaccount Unit Value at beginning of period	$13.82	$12.91	$9.86	$10.00	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$13.58	$13.82	$12.91	$9.86	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	4,924,295	4,618,797	4,442,265	1,859,366	N/A	N/A	N/A

Mid-Cap Growth1
Subaccount Unit Value at beginning of period	$8.01	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$4.18	$8.01	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	3,482,177	2,269,327	N/A	N/A	N/A	N/A	N/A

The Short Duration Bond and Small-Cap Value Subaccounts began operations on May 1, 2003 and are not included in the Financial Highlights.

1	This Subaccount began operations on January 2, 2001.
2	This Subaccount began operations on January 3, 2000.
3	This Subaccount began operations on October 1, 1999.
4	This Subaccount began operations on May 1, 2000.
5	This Subaccount began operations on October 2, 2000.
6	This Subaccount began operations on January 4, 1999.
[7]	This Subaccount began operations on January 2, 2002.

FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature, and does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as nominee for a natural person. If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or a nominee for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund’s SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Taxes Payable by Contract Owners: General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Multiple Contracts

All Non-Qualified Contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one Contract for purposes of determining the amount includible in gross income under Internal Revenue Code (Code) Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of Contracts or otherwise.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Investments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Investments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is:

•	made on or after the date you reach age 59 1/2,

•	made by a Beneficiary after your death,

•	attributable to your becoming disabled, or

•	in the form of level annuity payments under a lifetime annuity, or

•	any distribution to the extent it is required under the required minimum distribution rules of section 401(a)(9) of the Code.

Additional exceptions may apply to certain Qualified Contracts (see the Taxes Payable on Annuity Payments section).

Taxes Payable on Optional Riders

It is our understanding that the charges relating to any optional death benefit rider (EGMDBR and/or EEG) are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional death benefit rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

As of the date of this Prospectus, IRS regulations state that Individual Retirement Accounts (IRAs) may not invest in life insurance contracts. However, a Contract that is used as an IRA may provide for a death benefit that equals the greater of the Purchase Payments made and the Contract Value.

Section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by the optional death benefit riders are not incidental.

To the extent that the optional death benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

The Contract offers various optional death benefits riders that, when combined with the Contract, may exceed the death benefit allowable under IRS Regulations. Although, we believe that these regulations do not prohibit the optional death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA, the law is unclear. It is possible that the IRS may disqualify the Contract if it is issued with an optional death benefit rider, which may result in certain deemed distributions, increases in taxes, or, possibly, tax penalties. You should consult with a qualified tax advisor before deciding to purchase any optional death benefit rider in connection with any IRA Contract.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Investments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s).

Should the death of a Contract Owner cause annuity payments to cease before Investments have been fully recovered, an Annuitant (or in certain cases the Beneficiary) is allowed a deduction on the final tax return for the unrecovered Investments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Investments as payments are made. A lump sum payment taken in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Purchase Payments would be subject to income tax. Such a lump sum payment may also be subject to a penalty tax.

If a Contract Owner dies before annuity payments begin, certain minimum distribution requirements apply. If a Contract Owner dies after the Annuity Date, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect on the date of death.

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

Any amount payable upon the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a non-spouse Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses, incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with a qualified tax adviser and/or plan administrator before you withdraw any portion of your contract value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code 408, there are Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401, 403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans:

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year (these contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include:

•	distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Joint Annuitant,

•	certain higher education expenses,

•	used to pay for certain health insurance premiums or medical expenses, and

•	costs related to the purchase of your first home.

Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your Traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to us. Similar limitations and tax penalties apply to tax sheltered annuities, government plans under section 457(b), 401(k) plans, and pension and profit-sharing plans.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plans”) is a type of Qualified Plan. Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like other Qualified Plans, a 10% penalty tax is imposed on certain distributions that occur before you attain age 59 1/2. In addition, the penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by the individual’s employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be transferred over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, 403(b) annuity contract, contracts pursuant to section 457(b) of the Code, or other Qualified Plan after a required two year waiting period.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser.

Tax Sheltered Annuities (“TSAs”)

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees. Investments made on Contracts purchased for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59 1/2, severance from employment, death, disability, or financial hardship. Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

Section 457(b) Non-Qualified Deferred Compensation Plans

Government Entity

Employees of a governmental entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to a qualifying triggering event, section 457(b) governmental plans may be transferred or rolled into another Qualified Plan. The Qualified Plan must allow the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to the 10% penalty in distributions prior to age 59 1/2. Assets from other plans may be rolled into a governmental 457(b) plan if the plan allows and the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election.

Not-For-Profit

Employees of a not-for-profit entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Qualified Contract maintained under section 457(b) of the Code by an employee of a not-for-profit entity are subject to limitations, and may not be rolled over to another Qualified Plan at any time.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Catch-Up Provision

Generally, Qualified Plan and IRA Participants over the age of 50 may contribute additional amounts as catch-up contributions if the terms of the Plan so permit. In addition, distributions from each type of IRA are subject to differing restrictions.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts; otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security. If yours is a Qualified Contract that is:

•	not subject to Title 1 of ERISA,

•	issued under Section 403(b) of the Code, and

•	permits loans under its terms (a “Loan Eligible Plan”).

You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered “personal interest” under Section 163(h) of the Code, to the extent the loan comes from your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

Loan Procedures

Your loan request must be submitted on our Non-ERISA TSA Application and Loan Agreement Form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan. There is a loan administration fee of $500, unless state law requires otherwise. As of the date of this prospectus, we currently waive this fee.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” To make this transfer, we will transfer amounts proportionately from your Investment Options, in accordance with the Loan Agreement. Your GIO Value is not available to secure your loan.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

•	50% of your Contract Value,

•	100% of your Contract Value excluding your GIO Value, or

•	$50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretations with respect to your Loan Eligible Plan.

If you purchase the GPA, GPA5, or the Income Access Riders (including any and all previous, current, and future versions), there may be adverse consequences to taking a loan while these Riders are in effect. If you have an existing loan on your Contract, you should carefully consider whether these Riders are appropriate for you.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

Example:  On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Normally, the term of the loan will be five years from the effective date of the loan. However, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:

•	attainment of age 59 1/2,

•	severance from employment,

•	death,

•	disability, and

•	financial hardship (with respect to contributions only, not income or earnings on those contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Withholding

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

•	the distributee directs the transfer of such amounts in cash to another Qualified Plan or a Traditional IRA, or

•	the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Investments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Fund shareholders’ meetings. However, our current interpretations of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our Separate Accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

•	your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

•	the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner; if yours is a Qualified Contract, you must be the only Contract Owner, but you may still add or change a Contingent Owner. Your Contract cannot name more than two Contract Owners (either as Joint or Contingent Owners) at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 86 at the time of change or addition. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. Joint ownership is in the form of a joint tenancy. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax and/or consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See RETIREMENT BENEFITS AND OTHER PAYOUTS—Selecting Your Annuitant section in this Prospectus. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is a person(s) who may receive death benefits proceeds under your Contract. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Spousal consent may be required to change the Beneficiary of an IRA. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary’s consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Section 401 and 457(b) to name the Plan as Beneficiary. If you leave no surviving Beneficiary, your estate may receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to replace shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios of the Fund or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

•	cease offering any Subaccount;

•	add or change designated investment companies or their portfolios, or other investment vehicles;

•	add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

•	permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners’ requests;

•	add, remove or combine Variable Accounts;

•	combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

•	register or deregister Separate Account A or any Variable Account under the 1940 Act;

•	operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

•	run any Variable Account as under the direction of a committee, board, or other group;

•	restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

•	make any changes required by the 1940 Act or other federal securities laws;

•	make any changes necessary to maintain the status of the Contracts as annuities under the Code;

•	make other changes required under federal or state law relating to annuities;

•	suspend or discontinue sale of the Contracts; and

•	comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company

P.O. Box 7187

Pasadena, California 91109-7187

If you are submitting an Investment or other payment by mail, please send it, along with your application if you are submitting one, to the following address or to the address indicated on your Contract specification pages, if different:

Pacific Life Insurance Company

P.O. Box 100060

Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to the following address or to the address indicated on your Contract specification pages, if different:

Pacific Life Insurance Company

1111 South Arroyo Parkway, Suite 205

Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we “receive” the notice or instructions. We “receive” this information only when it arrives, in proper form, at the correct mailing address set out above. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

We reserve the right to process any Investment received at an incorrect address when it is received at either the address indicated in your Contract specifications pages or the appropriate address indicated in the Prospectus.

Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will normally be effective on the same Business Day that we receive them in “proper form,” unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in “proper form” unless the transaction or event is scheduled to occur on another day. “Proper form” means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent, available electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before 4:00 p.m. Eastern time on any Business Day will usually be effective on that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Delivery Authorization

Subject to availability, you may authorize us to provide prospectuses, statements and other information (“documents”) electronically by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain abnormal circumstances. These include a closing of the New York Stock Exchange other than on a regular holiday or weekend, a trading restriction imposed by the SEC, or an emergency declared by the SEC. For withdrawals from the Fixed Option, DCA Plus Fixed Option or GIOs; death benefit payments attributable to Fixed Option Value, DCA Plus Fixed Option Value or GIO Value; or fixed periodic annuity payments, payment of proceeds may be delayed for up to six months (thirty days in West Virginia) after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option, the DCA Plus Fixed Option and the GIOs. See THE GENERAL ACCOUNT section of this Prospectus for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, GIO renewals, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under each Fixed Option, DCA Plus Fixed Option or GIO, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Financial Statements

The statements of assets and liabilities of Separate Account A as of December 31, 2002 and the related statements of operations for the year then ended and statements of changes in net assets and financial highlights for each of the two years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2002. Pacific Life’s consolidated financial statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 are contained in the Statement of Additional Information.

THE GENERAL ACCOUNT

General Information

All amounts allocated to the Fixed Option, DCA Plus Fixed Option and GIOs become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the Fixed Option, DCA Plus Fixed Option or GIOs is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option or GIOs. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

You may choose among the following General Account options: the Fixed Option and Guaranteed Interest Options with three available Guarantee Terms: three-year, six-year and ten-year. Each is described below.

Guarantee Terms

When you allocate any portion of your Investments or Contract Value to the Fixed Option, the DCA Plus Fixed Option or one or more GIOs in the General Account, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”) of up to ten years. The Fixed Option, DCA Plus Fixed Option and each GIO offers a separate Guaranteed Interest Rate and Guarantee Term. Guarantee Terms will be offered at our discretion. Presently, we offer Guarantee Terms of up to one year for the Fixed Option, one year for the DCA Plus Fixed Option and three-, six- and ten-years for the GIOs. You should specify the Fixed Option, DCA Plus Fixed Option and/or GIO(s) into which you want us to allocate your Purchase Payments or Contract Value, if any. Each allocation to a GIO must be at least $500.

Guaranteed Interest Rates for each Fixed Option, DCA Plus Fixed Option and GIO may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for that Fixed Option, DCA Plus Fixed Option or GIO on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your Fixed Option, DCA Plus Fixed Option and/or GIO will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

DCA Plus Fixed Option

Availability of the DCA Plus Fixed Option (and therefore also DCA Plus) is subject to approval of state insurance authorities. Ask your registered representative about its status in your state of issue.

When you establish a DCA Plus and you make your initial Investment allocation to the DCA Plus Fixed Option, we establish a Guarantee Term that ends 6 months from the day your allocation is effective. We credit each allocation made to the DCA Plus Fixed Option during that Guarantee Term at the Guaranteed Interest Rate in effect on the day each allocation is effective through the earliest of:

•	the end of the Guarantee Term,

•	the day on which the DCA Plus Fixed Option Value is zero,

•	the Annuity Date, or

•	the day on which death benefit proceeds become payable.

We stop crediting interest on any amount transferred or withdrawn from the DCA Plus Fixed Option as of the day the transfer or withdrawal is effective.

Fixed Option

Each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of that Contract Year or, if earlier, on your Annuity Date. At the end of that Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

Example:  Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

Guaranteed Interest Options

Subject to state availability, each allocation (or rollover) you make to a GIO receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of the Guarantee Term. For each GIO, at the end of its Guarantee Term, we will roll over that portion of your Account Value on that day into a new GIO with a Guarantee Term of the same length and at the then current Guaranteed Interest Rate corresponding to that Guarantee Term, unless, within thirty days after the end of the Guarantee Term you instruct us otherwise (see End of GIO Guarantee Term below). However, if the last day of this new Guarantee Term would occur after the Annuity Date, we will roll over that portion of your Account Value into the longest Guarantee Term, if any, that ends prior to the Annuity Date, with the corresponding new Guaranteed Interest Rate then in effect. If there is no Guarantee Term that ends before the Annuity Date, we will allocate that portion of your Account Value to the Fixed Option at the corresponding Guaranteed Interest Rate then in effect for new allocations.

Example:  On January 1 of year 1, you allocate $1,000 to a GIO with a Guarantee Term of three years and a Guaranteed Interest Rate of 7%. On August 1, you allocate another $500 to another GIO with a Guarantee Term of three years and a Guaranteed Interest Rate of 7.5%. On November 1, you allocate $2,000 to a third GIO with a ten-year Guarantee Term at a Guaranteed Interest Rate of 9%. Through December 31, year 3, your first allocation of $1,000 earns 7% interest, and on January 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Through July 31, year 4, your second allocation of $500 earns 7.5% interest, and on August 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Finally, through October 31, year 11, your third allocation of $2,000 earns 9% interest, and on November 1, year 11, a new interest rate will go into effect on this portion of your GIO Value.

End of GIO Guarantee Term

You have thirty days after the last day of the Guarantee Term of a GIO to inform us whether you want to:

•	renew that particular Account Value in a different Guarantee Term at its corresponding Guaranteed Interest Rate in effect for new allocations,

•	transfer all or part of that Account Value to another Investment Option, and/or

•	withdraw all or part of that Account Value.

Any subsequent change to such instructions will be subject to the provisions of the CHARGES, FEES AND DEDUCTIONS section of this Prospectus.

If you instruct us to allocate that portion of your Account Value that was rolled over in the new GIO to a GIO with a different Guarantee Term, we will consider that allocation to be made as of the end of the previous Guarantee Term and will credit interest accordingly. If you instruct us to transfer to a Variable Investment Option or the Fixed Option or to withdraw that portion of your Account Value in the new GIO, we will effect such transfer or withdrawal as of the day we receive your request; interest will be credited at the Guaranteed Interest Rate for the time the Account Value was allocated to that GIO. Any amounts that you transfer or withdraw before the last day of the Guarantee Term or after this thirty-day period will be subject to the MVA. All withdrawals made before, during or after this thirty-day period will be subject to any applicable withdrawal charge, withdrawal fee and any charges for premium taxes.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw amounts from your Fixed Option, DCA Plus Fixed Option and/or one or more GIOs, or transfer amounts from your Fixed Option, DCA Plus Fixed Option and/or GIOs to one or more of the other Investment Options, except that you may not transfer amounts to the DCA Plus Fixed Option. The withdrawal or transfer will access each GIO Term Value proportionately (or you may specify a particular GIO Term Value). Amounts from the oldest GIO within a GIO Term Value will be withdrawn or transferred first. Transfer requests to a GIO will be applied as an allocation to a new GIO. In addition, no partial withdrawal or transfer (other than a monthly transfer under DCA Plus) may be made from your Fixed Option, DCA Plus Fixed Option or GIOs within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Payments or transfers from the Fixed Option, DCA Plus Fixed Option or a GIO may be delayed, as described under ADDITIONAL INFORMATION—Timing of Payments and Transactions section of this Prospectus; any amount delayed will, as long as it is held under the Fixed Option, DCA Plus Fixed Option or that GIO, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

Fixed Option

After the first Contract Anniversary, you may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except as provided under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in one year; you may transfer or withdraw up to one-half (50%) of your remaining Fixed Option Value in the next year; and you may transfer or withdraw up to the entire amount (100%) of any remaining Fixed Option Value in the third year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions.

We reserve the right to waive the restrictions that limit transfers from the Fixed Option to one transfer within the 30 days after the end of each Contract Anniversary. We also reserve the right to waive the limitations on the maximum amount you may transfer from the Fixed Option in any given Contract year. We may process requests for transfers from the Fixed Option that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e. transfers are limited to 25 for each calendar year.

Transfers from the Fixed Option under the DCA program are also currently subject to a minimum duration of twelve months.

Transfers from the Fixed Option under the DCA program are also currently subject to a minimum duration of twelve months.

DCA Plus Fixed Option

No transfer to the DCA Plus Fixed Option may be made at any time.

GIOs

You may make unlimited withdrawals from your GIOs during any Contract Year. As of January 1, 2002, and each calendar year thereafter, transfers are limited to 25 for each calendar year, as described under HOW YOUR INVESTMENTS ARE ALLOCATED—Transfers section of this Prospectus.

You may not request an allocation or transfer into or renewal of a GIO that has a Guarantee Term that ends after the Annuity Date. If you do not specify a particular GIO Term Value(s), the amount of any transfer or withdrawal will be deducted proportionately from your GIO Term Values, beginning with the oldest GIO within each GIO Term Value. In addition, if as the result of a partial withdrawal or transfer, your Account Value in that GIO is less than $500, we have the right, at our option, to transfer the remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. A GIO cannot participate in any systematic transfer program. In addition, your GIO Value cannot be transferred to the Loan Account to secure any loan made under the Contract.

An MVA is applied to the Account Value of a GIO in order to determine the net amount of the transfer or withdrawal prior to the deduction of any applicable charges or fees. Unless you request a net amount, the amount actually transferred or sent to you equals the amount requested, less any MVA, less any applicable withdrawal charge (based upon the amount requested before the application of the MVA), and less any charges for Annual Fees, transactions, premium taxes, including any taxes required for withholding.

The MVA is not applied to:

•	amounts used to pay charges for the Annual Fee, transfer fees, and/or premium taxes,

•	the amount of death benefit proceeds, and

•	subject to medical evidence satisfactory to us, full or partial withdrawals, after the first Contract Anniversary if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

The formula for calculating the MVA is set forth in Appendix B to this Prospectus, which also contains illustrations of the application of the MVA.

TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You’ll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-2333.

Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option, the Fixed Option or to a GIO.

Annual Fee – A $40 fee charged each year on your Contract Anniversary and at the time of a full withdrawal, if your Net Contract Value is less than $50,000 on that date.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants, and may also name a “Contingent” Annuitant. If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated.

Annuity Date – The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day – Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. In this Prospectus, “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die.

Contingent Owner – A person, named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract.

Contract Debt – As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share such rights. If there are Joint Owners, the Contract will be owned as Joint Tenants With Right of Survivorship and not as Tenants in Common.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, Fixed Option Value, DCA Plus Fixed Option Value, GIO Value and the Loan Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

DCA Plus Fixed Option – If you allocate all or part of your investments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically (the “Guaranteed Interest Rate”), but not less than an annual rate of 3%.

DCA Plus Fixed Option Value – The aggregate of your Contract Value allocated to the DCA Plus Fixed Option.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Investments, which are reduced by withdrawals of prior Investments.

Fixed Option – If you allocate all or part of your Investments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rate declared periodically, but not less than an annual rate of 3%.

Fixed Option Value – The aggregate amount of your Contract Value allocated to the Fixed Option.

Fund – Pacific Select Fund.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

GIO Term Value – The aggregate amount under your Contract allocated to all GIOs that have the same length Guarantee Term. The GIO Term Value is based on the original Guarantee Term, not the time remaining in the Guarantee Term. The GIO Term Value is used in determining which GIOs will be accessed when you make a withdrawal or transfer.

GIO Value – The aggregate amount of your Contract Value allocated to all GIOs.

Guarantee Term – The period during which an amount you allocate to the Fixed Option or to a GIO earns a Guaranteed Interest Rate. These terms are up to one-year for the Fixed Option, one-year for the DCA Plus Fixed Option and three-, six- and ten-years for the GIOs.

Guaranteed Interest Option (“GIO”) – If you allocate all or part of your Investment or Contract Value to one or more GIOs, such amounts are subject to a particular Guaranteed Interest Rate for the Guarantee Term selected. GIO amounts are held in our General Account and are subject to a Market Value Adjustment if annuitized, withdrawn or transferred prior to the end of the Guarantee Term. Each new allocation will receive the Guaranteed Interest Rate then applicable to new allocations for the selected Guarantee Term.

Guaranteed Interest Rate – The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to the Fixed Option, DCA Plus Fixed Option, or Guaranteed Interest Option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than an annual rate of 3%.

Investment – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Subaccount, the Fixed Option, the DCA Plus Fixed Option or a GIO offered under the Contract.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account – The account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure Contract Debt.

Market Value Adjustment (“MVA”) – The adjustment made to any amount annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term. This adjustment reflects the impact of changes in applicable interest rates between the time the Purchase Payment(s) and/or Contract Value is allocated to a specific GIO and the time of the annuitization, withdrawal or transfer.

Net Contract Value – Your Contract Value less Contract Debt.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Policyholder – The Contract Owner.

Portfolio – A separate portfolio of the Fund in which a Subaccount invests its assets.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment (“Premium Payment”) (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (“IRA”), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, or 457 of the Code.

SEC – Securities and Exchange Commission.

Separate Account A (the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subaccount – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option – A Subaccount (also called a Variable Account).

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A:

STATE LAW VARIATIONS

Right to Cancel (“Free Look”)

Variations to the length of the Free Look period.  In most states, the Free Look period is a 10-day period beginning on the day you receive your Contract. If your Contract was issued in one of the following states, the Free Look period is as specified below:

Idaho (20 days)

North Dakota (20 days)

In addition, if you reside in California and are age 60 or older on your Contract Date, the Free Look period is 30 days.

There may be extended Free Look periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state’s Free Look period.

For Contracts delivered to residents of Maryland:

If your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

For Contracts delivered to residents of Massachusetts:

You may not make additional Investments after your first Investment.

If your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

For Contracts delivered to residents of Oregon:

The Guaranteed Interest Options (“GIOs”) are not available.

You may make additional Investments only during your first Contract Year.

For Contracts delivered to residents of Pennsylvania:

The Guaranteed Interest Options (“GIOs”) are not available.

If your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

For Contracts delivered to residents of Washington:

We will charge you an Annual Fee of $30 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value, if your Net Contract Value is less than $50,000 on that date.

APPENDIX B:

MARKET VALUE ADJUSTMENT

The MVA for amounts annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term are based on the following formula:

MVA    =     W x [(J – I) x (N/12)] where:

(W)	is the amount to be annuitized, withdrawn or transferred from the GIO.

(J)	is the Guaranteed Interest Rate that would apply, as of the date of transfer, annuitization or withdrawal, to a newly-issued GIO with a Guarantee Term equal to the number of “years remaining” in the Guarantee Term of the GIO from which the annuitization, withdrawal or transfer is to be made, plus 0.25%. (For this purpose, the “years remaining” will be rounded up to the next higher number of whole years. If a Guaranteed Interest Rate is required for a Guarantee Term not currently offered, the Guaranteed Interest Rate will be based on linear interpolation, between the Guaranteed Interest Rates for currently offered Guarantee Terms, if possible. Otherwise, we will determine a substitute Guaranteed Interest Rate that will be no less favorable to you than the then most recent U.S. Treasury Yield for a maturity closest to the “years remaining”, plus 1.0%);

(I)	is the Guaranteed Interest Rate applicable to the GIO; and

(N)	is the number of complete months remaining in the Guarantee Term.

The MVA will never exceed, in the positive or negative direction, the excess interest earned on the GIO from which the annuitization, withdrawal or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned during the current Guarantee Term in excess of 3%, per annum.

Generally, if the Guaranteed Interest Rate currently in effect for the Guarantee Term (I) is lower than (J) as defined above, the MVA will result in a lower amount payable to you. Similarly, if (I) is higher than (J), the MVA will result in a higher amount payable to you. In no event will the MVA reduce interest earned to less than 3% per annum.

MVA EXAMPLES

These assumptions are made in the following examples:

1.	An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

2.	A full withdrawal is requested 2 1/2 years (30 months) from the expiration of the Guarantee Term (i.e., N = 30).

3.	The Account Value for the GIO at the time of the request is $12,061.01. It is assumed that no Contract charges or fees have been applied to this GIO.

4.	If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $11,089.97. The excess interest for this GIO is then $971.04, (i.e. $12,061.01– $11,089.97).

5.	No transfers or withdrawals have been previously made from this GIO.

Examples of MVAs that Reduce the Withdrawal Amount:

Example A (MVA not limited to excess interest)

Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 7.5%. “J” is then 7.75% (i.e. 7.50% + 0.25%). Then:

MVA     =    ($12,061.01) x [( 7.75% – 5.5%) x (30/12)]

               =    $678.43 (representing a positive amount to be subtracted from the GIO Account Value)

Since the amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value less $678.43. That amount, $11,382.58, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Example B (MVA is limited to excess interest)

This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 9.0%. “J” is then 9.25% (i.e. 9.00% + 0.25%). Then:

MVA     =    ($12,061.01) x [(9.25% – 5.5%) x (30/12)]

               =    $1,130.72 (representing a positive amount to be subtracted from the GIO Account Value)

Since the amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value less $971.04. That amount, $11,089.97, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Examples of MVAs that Increase the Withdrawal Amount:

Example C (MVA not limited to excess interest)

Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 3.25%. “J” is then 3.50% (i.e. 3.25% + 0.25%). Then:

MVA     =    ($12,061.01) x [(3.50% – 5.5%) x (30/12)]

               =    – $603.05 (representing a negative amount to be subtracted from the GIO Account Value)

Since the absolute amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value plus $603.05. That amount, $12,664.06, would then be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Example D (MVA is limited to excess interest)

To more readily show this example, and to demonstrate a Guaranteed Interest Rate (“J”) based on interpolation, the assumptions for this example have been modified and are as follows:

1.	An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

2.	A full withdrawal is requested 3 1/2 years (42 months) from the expiration of the Guarantee Term
(i.e.,	N = 42).

3.	The Account Value for the GIO at the time of the request is $11,432.24. It is assumed that no Contract charges or fees have been applied to this GIO.

4.	If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $10,766.96. The excess interest for this GIO is then $665.28.

5.	No transfers or withdrawals have been previously made from this GIO.

This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years is 3.25%, and also assume that the Guaranteed Interest Rate for a new Guarantee Term of 6 years is 4.0%.

Then the Guaranteed Interest Rate for a Guarantee Term of 4 years (3 1/2 rounded to the next higher whole year) is 3.5%. (That result is determined by interpolation as follows: 3.25% plus (4.0% – 3.25%) x (4 years – 3 years)/(6 years – 3 years))

Then “J” is 3.75% (i.e. 3.50% + 0.25%), and:

MVA     =    ($11,432.24) x [(3.75% – 5.5%) x (42/12)]

               =    – $700.22 (representing a negative amount to be subtracted from the GIO Account Value)

Since the absolute amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value plus $665.28. That amount, $12,097.52, would be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

"

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To receive a current copy of the Pacific Portfolios SAI without charge, call (800) 722-2333 or complete the following and send it to:

Pacific Life Insurance Company

Post Office Box 7187

Pasadena, CA 91109-7187

Name

Address

City                                                                                                   State                                   Zip

PH02/53003.29

PACIFIC PORTFOLIOS	WHERE TO GO FOR MORE INFORMATION

The Pacific Portfolios variable annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your registered representative or contact us.

You’ll find more information about the Pacific Portfolios variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2003.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find the table of contents for the SAI on page 69 of this Prospectus.

You can get a copy of the SAI at no charge by calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

How to contact us

Call or write to us at:

Pacific Life Insurance Company

P.O. Box 7187

Pasadena, California 91109-7187

1-800-722-2333

6 a.m. through 5 p.m. Pacific time

Send Investments, other payments and application forms to the following address:

By mail

Pacific Life Insurance Company

P.O. Box 100060

Pasadena, California 91189-0060

By overnight delivery service

Pacific Life Insurance Company

1111 South Arroyo Parkway, Suite 205

Pasadena, California 91105

How to contact the SEC	Public Reference Section of the SEC Washington, D.C. 20549-6009 1-800-SEC-0330 Internet: www.sec.gov

Pacific Life Insurance Company

700 Newport Center Drive

Newport Beach, CA 92660

(800) 722-2333

Mailing address:

P.O. Box 7187

Pasadena, CA 91109-7187

Visit us at our website: www.PacificLife.com

* Membership promotes ethical market conduct for individual life insurance and annuities

Mailing address:

Pacific Life Insurance Company

P.O. Box 7187

Pasadena, California 91109-7187

ADDRESS SERVICE REQUESTED

800-3A

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

PACIFIC PORTFOLIOS

SEPARATE ACCOUNT A

Pacific Portfolios (the “Contract”) is a variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2003, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Subject to state approval, the optional Guaranteed Protection Advantage (GPA) and Enhanced Guaranteed Minimum Death Benefit (EGMDBR) Riders are only available if the Effective Date of the Rider is before April 1, 2003 and for Contracts issued before May 1, 2003, respectively. Accordingly, all references to the GPA and EGMDBR throughout this SAI are subject to these disclosures. Ask your registered representative about their respective current status.

Pacific Life Insurance Company

Mailing address: P.O. Box 7187

Pasadena, CA 91109-7187

(800) 722-2333

PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, or any charge for the optional GIA, or EEG, or GPA, or GPA5, or Income Access Riders, or any non-recurring fees or charges. The Annual Fee is also taken into account, assuming an average Contract Value of $45,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N)–1

where	T	=	average annual total return
	ERV	=	ending redeemable value
	P	=	hypothetical initial payment of $1,000
	N	=	number of days

Average annual total return figures will be given for recent one-, three-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

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Total returns may also be shown for the same periods that do not take into account the withdrawal charge, the Annual Fee, the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, or any GIA, or EEG, or GPA, or GPA5, or Income Access Charges for the optional GIA, or EEG, or GPA, or GPA5, or Income Access Riders.

Non-Standardized Total Returns

We may also calculate non-standard total returns which may or may not reflect any Annual Fee, and/or withdrawal charges, increases in Risk Charges, or any charges for premium taxes and/or any other taxes, or any charge for the optional EGMDBR, or GIA, or EEG, or GPA, or GPA5, or Income Access Riders, and any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Money Market Subaccount

The “yield” (also called “current yield”) of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1) (To the power of 365/7)] -1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or any other taxes, any Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, or GIA, or EEG, or GPA, or GPA5, or Income Access charges for any optional GIA, or EEG, or GPA, or GPA5, or Income Access Riders, or any non- recurring fees or charges, but do reflect a deduction for the Annual Fee, the Risk Charge and the asset-based Administrative Fee and assume an average Contract Value of $45,000.

At December 31, 2002, the Money Market Subaccount’s current yield was -0.38% and the effective yield was -0.38%.

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[ (a-b + 1) (To the power of 6) - 1]

__

cd

where:	a	=	net investment income earned during the period by the Portfolio attributable to the Subaccount.
	b	=	expenses accrued for the period (net of reimbursements).
	c	=	the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
	d	=	the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value

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of $45,000), but does not reflect any withdrawal charge, any charge for applicable premium taxes and/or any other taxes, any Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, any GIA, or EEG, or GPA, or GPA5, or Income Access charges for any optional GIA, or EEG, or GPA, or GPA5, or Income Access Riders, or any non-recurring fees or charges.

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), the Variable Annuity Research and Data Service (“VARDS®”) or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. VARDS® rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS® rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS® prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Separate Account Performance

The Contract was not available prior to 1997. However, in order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Subaccounts.

The following table presents the annualized total return for each Variable Account for the period from each such Variable Account’s commencement of operations through December 31, 2002. The table is based on a Contract for which the average initial premium is approximately $45,000. The accumulated value (AV) reflects the deductions for all contractual expenses except any charge for any premium taxes and/or any other taxes, the contingent deferred sales charge, the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, the charge for any optional GIA, or EEG, or GPA, or GPA5, or Income Access Riders, and any other non-recurring fees or charges. The full withdrawal value (FWV) reflects the deduction for all contractual expenses, except any charge for any premium taxes and/or any other taxes, the Enhanced Guaranteed Minimum Death Benefit Charge, the GIA, or EEG, or GPA, or GPA5, or Income Access Charge, or any non-recurring fees or charges.

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The results shown in this section are not an estimate or guarantee of future investment performance.

Historical Separate Account Performance

Annualized Rates of Return for Periods ending December 31, 2002

All numbers are expressed as a percentage

	1 Year		3 Years		5 Years		Since Inception
Variable Accounts	AV	FWV	AV	FWV	AV	FWV	AV	FWV
Blue Chip[1]	(27.06)	(33.36)					(23.53)	(27.83)
Aggressive Growth[1]	(23.49)	(29.79)					(22.26)	(26.49)
Diversified Research[1]	(25.34)	(31.64)	(8.07)	(10.25)			(8.05)	(10.27)
Small-Cap Equity	(24.73)	(31.03)	(17.98)	(20.74)			(10.10)	(11.94)
International Large-Cap[1]	(18.86)	(25.16)	(20.40)	(23.35)			(20.39)	(23.39)
I-Net TollkeeperSM[1]	(39.56)	(45.86)					(39.29)	(44.37)
Financial Services[1]	(15.87)	(22.17)					(12.33)	(16.06)
Health Sciences[1]	(24.46)	(30.76)					(17.12)	(21.07)
Technology[1]	(47.18)	(53.48)					(44.62)	(50.72)
Telecommunications[1]	(47.89)	(54.19)					(47.77)	(54.28)
Growth LT	(30.05)	(36.35)	(27.97)	(31.62)	2.75	2.26	5.51	5.51
Focused 30[1]	(30.48)	(36.78)					(27.35)	(31.11)
Mid-Cap Value	(15.74)	(22.04)	5.10	3.44			4.75	3.75
International Value[2]	(15.19)	(21.49)	(17.13)	(19.84)	(6.42)	(7.13)	(1.20)	(1.21)
Capital Opportunities[1]	(27.89)	(34.19)					(22.55)	(26.80)
Global Growth[1]	(20.69)	(26.99)					(18.50)	(22.53)
Equity Index[3]	(23.51)	(29.81)	(16.07)	(18.71)	(2.24)	(2.84)	4.95	4.95
Small-Cap Index[3]	(22.37)	(28.67)	(9.60)	(11.86)			(3.39)	(4.69)
Multi-Strategy[4]	(14.36)	(20.66)	(6.11)	(8.19)	0.40	(0.13)	4.13	4.13
Main Street® Core[4] (formerly called Large-Cap Core)	(29.49)	(35.79)	(16.53)	(19.20)	(4.43)	(5.09)	2.39	2.39
Emerging Markets[4]	(4.50)	(10.80)	(18.40)	(21.20)	(9.93)	(10.77)	(8.67)	(8.69)
Inflation Managed[5]	13.85	7.55	8.86	7.32	6.07	5.64	5.66	5.66
Managed Bond	9.30	3.00	8.36	6.80	5.77	5.34	5.72	5.72
Money Market	(0.08)	(6.38)	2.27	0.52	2.84	2.35	3.08	3.08
High Yield Bond	(4.43)	(10.73)	(3.27)	(5.23)	(1.52)	(2.10)	1.37	1.36
Equity Income[1]	(14.74)	(21.13)					(14.74)	(21.13)*
Research[1]	(22.28)	(28.66)					(22.28)	(28.66)*
Equity[6]	(27.62)	(33.92)	(25.68)	(29.09)	(6.29)	(7.00)	0.87	0.86
Aggressive Equity[6]	(26.23)	(32.53)	(22.41)	(25.52)	(8.09)	(8.86)	(4.72)	(4.73)
Large-Cap Value	(24.12)	(30.42)	(6.44)	(8.55)			(2.58)	(3.84)
Comstock[1,7] (formerly called Strategic Value)	(23.33)	(29.63)					(16.70)	(19.84)
Real Estate	(1.80)	(8.10)	11.27	9.79			7.95	7.04
Mid-Cap Growth[1,7]	(47.86)	(54.16)					(35.45)	(40.61)

[1]	Operations commenced on January 3, 2000 for the Diversified Research and International Large-Cap Portfolios; May 1, 2000 for the I-Net Tollkeeper Portfolio; October 2, 2000 for the Comstock and Focused 30 portfolios; January 2, 2001 for the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth portfolios; and January 2, 2002 for the Equity Income and Research Portfolios.

[2]	Lazard Asset Management began managing the International Value Portfolio effective January 1, 2001. Effective date of prior manager change was June 1, 1997.

[3]	Mercury Advisors began managing the Equity Index and Small-Cap Index Portfolios effective January 1, 2000.

[4]	OppenheimerFunds, Inc. began managing the Multi-Strategy, Main Street Core and Emerging Markets Portfolios effective January 1, 2003. Effective date of prior manager change for the Emerging Markets Portfolio was January 1, 2000.

[5]	Prior to May 1, 2001, the investment focus of the Inflation Managed Portfolio differed.

[6]	Putnam Investment Management, LLC began managing the Equity and Aggressive Equity Portfolios effective December 1, 2001. Effective date of prior manager change for both Portfolios was May 1, 1998, at which time some investment policies changed.

[7]	Van Kampen began managing the Comstock Portfolio (formerly called Strategic Value) and Mid-Cap Growth Portfolio effective May 1, 2003.

*	Total return not annualized for periods less than one full year.

The Short Duration Bond and Small-Cap Value Subaccounts started operations after December 31, 2002 and there is no historical value available for these Subaccounts.

In order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Portfolios.

The Separate Account commenced operations as of January 2, 1996. Therefore, no historical performance data exists for the Subaccounts prior to that date. The following table represents what the performance of the Subaccounts would have been if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio’s (or predecessor series’) inception or for the indicated time period. Eight of the Portfolios of the Fund available under the

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Contract have been in operation since January 4, 1988. The Equity Index Portfolio has been in operation since January 30, 1991; the Growth LT Portfolio since January 4, 1994; the Aggressive Equity and Emerging Markets Portfolios since April 1, 1996; the Mid-Cap Value, Small-Cap Index, Real Estate, and Large-Cap Value Portfolios since January 4, 1999; the Diversified Research and International Large-Cap Portfolios since January 3, 2000; the I-Net Tollkeeper Portfolio since May 1, 2000; the Comstock (formerly called Strategic Value) and Focused 30 Portfolios since October 2, 2000; the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios since January 2, 2001, and the Equity Income and Research Portfolios since January 2, 2002. Historical performance information for the Equity Portfolio is based in part on the performance of the Portfolio since the date of the Portfolio’s (or predecessor series’) inception or for the indicated time period. Eight of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988. The Portfolio’s predecessor series which was a series of the Pacific Corinthian Variable Fund that began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Subaccounts had not commenced operations until January 2, 1996 or later, as indicated in the chart above, and because the Contracts were not available until 1997, these are not actual performance numbers for the Subaccounts or for the Contract.

These are hypothetical total return numbers based on accumulated value (AV) and full withdrawal value (FWV) that represent the actual performance of the Portfolios, adjusted for the fees and charges applicable to the Contract; the FWV also includes applicable withdrawal charges. Any charge for premium taxes and/or any other taxes, the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, the charge for any optional GIA, or EEG, or GPA, or GPA5, or Income Access Riders are not reflected in these data, and reflection of the Annual Fee assumes an average Contract size of $45,000. The information presented also includes data representing unmanaged market indices.

The results shown in this section are not an estimate or guarantee of future investment performance.

Historical and Hypothetical Separate Account Performance

Annualized Rates of Return for Periods ending December 31, 2002

All numbers are expressed as a percentage

	1 Year*		3 Years		5 Years		10 Years		Since Inception*
Variable Accounts	AV	FWV	AV	FWV	AV	FWV	AV	FWV	AV	FWV
Blue Chip[1]	(27.06)	(33.36)							(23.53)	(27.83)
Aggressive Growth[1]	(23.49)	(29.79)							(22.26)	(26.49)
Diversified Research[1]	(25.34)	(31.64)							(8.05)	(10.27)
Small-Cap Equity	(24.73)	(31.03)	(17.98)	(20.74)	(4.04)	(4.68)	5.37	5.37	5.37	5.37
International Large-Cap[1]	(18.86)	(25.16)							(20.39)	(23.39)
I-Net TollkeeperSM[1]	(39.56)	(45.86)							(39.29)	(44.37)
Financial Services[1]	(15.87)	(22.17)							(12.33)	(16.06)
Health Sciences[1]	(24.46)	(30.76)							(17.12)	(21.07)
Technology[1]	(47.18)	(53.48)							(44.62)	(50.72)
Telecommunications[1]	(47.89)	(54.19)							(47.77)	(54.28)
Growth LT	(30.05)	(36.35)	(27.97)	(31.62)	2.75	2.26			9.13	9.13
Focused 30[1]	(30.48)	(36.78)							(27.35)	(31.11)
Mid-Cap Value	(15.74)	(22.04)	5.10	3.44					4.75	3.75
International Value[2]	(15.19)	(21.49)	(17.13)	(19.84)	(6.42)	(7.13)	2.86	2.86	2.86	2.86
Capital Opportunities[1]	(27.89)	(34.19)							(22.55)	(26.80)
Global Growth[1]	(20.69)	(26.99)							(18.50)	(22.53)
Equity Index[3]	(23.51)	(29.81)	(16.07)	(18.71)	(2.24)	(2.84)	7.43	7.43	7.43	7.43
Small-Cap Index[3]	(22.37)	(28.67)	(9.60)	(11.86)					(3.39)	(4.69)
Multi-Strategy[4]	(14.36)	(20.66)	(6.11)	(8.19)	0.40	(0.13)	5.60	5.60	5.60	5.60
Main Street® Core[4] (formerly called Large-Cap Core)	(29.49)	(35.79)	(16.53)	(19.20)	(4.43)	(5.09)	4.96	4.96	4.96	4.96
Emerging Markets[4]	(4.50)	(10.80)	(18.40)	(21.20)	(9.93)	(10.77)			(8.48)	(8.50)
Inflation Managed[5]	13.85	7.55	8.86	7.32	6.07	5.64	5.83	5.83	5.83	5.83
Managed Bond	9.30	3.00	8.36	6.80	5.77	5.34	6.04	6.04	6.04	6.04
Money Market	(0.08)	(6.38)	2.27	0.52	2.84	2.35	2.91	2.91	2.91	2.91
High Yield Bond	(4.43)	(10.73)	(3.27)	(5.23)	(1.52)	(2.10)	4.06	4.06	4.06	4.06
Equity Income[1]	(14.74)	(21.13)							(14.74)	(21.13)
Research[1]	(22.28)	(28.66)							(22.28)	(28.66)
Equity[6]	(27.62)	(33.92)	(25.68)	(29.09)	(6.29)	(7.00)	3.60	3.60	3.60	3.60
Aggressive Equity[6]	(26.23)	(32.53)	(22.41)	(25.52)	(8.09)	(8.86)			(4.82)	(4.83)
Large-Cap Value	(24.12)	(30.42)	(6.44)	(8.55)					(2.58)	(3.84)
Comstock[1,7] (formerly called Strategic Value)	(23.33)	(29.63)							(16.70)	(19.84)
Real Estate	(1.80)	(8.10)	11.27	9.79					7.95	7.04
Mid-Cap Growth[1,7]	(47.86)	(54.16)							(35.45)	(40.61)

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Major Indices	1 Year	3 Years	5 Years	10 Years
60% Standard & Poor's 500 Composite Stock Price and 40% Lehman Brothers Aggregate Bond	(9.82)	(4.92)	3.10	8.93
Credit Suisse First Boston High Yield	3.10	1.12	1.44	6.52
Lehman Brothers Aggregate Bond	10.25	10.10	7.55	7.51
Lehman Brothers Global Real: U.S. TIPS	16.56	12.49	8.66	N/A
Lehman Brothers Government Bond	11.50	10.63	7.77	7.56
Lehman Brothers Government/Credit	11.02	10.44	7.61	7.61
Merrill Lynch 3-Month U.S. T-Bill	1.78	4.11	4.48	4.64
Morgan Stanley Capital International All Country World Free	(19.32)	(16.60)	N/A	N/A
Morgan Stanley Capital International Europe, Australasia & Far East	(15.94)	(17.24)	(2.91)	3.99
Morgan Stanley Capital International Emerging Markets Free	(6.00)	(13.97)	(4.58)	1.31
North American Real Estate Investment Trust Equity	3.81	14.33	3.29	10.53
Russell 1000 Growth	(27.88)	(23.64)	(3.84)	6.70
Russell 1000 Value	(15.52)	(5.14)	1.16	10.80
Russell 2000	(20.48)	(7.54)	(1.36)	7.15
Russell 2500	(17.80)	(4.62)	1.57	9.29
Russell 2500 Growth	(29.09)	(19.05)	(3.19)	5.20
Russell Mid-Cap	(16.19)	(5.04)	2.19	9.92
Russell Mid-Cap Growth	(27.41)	(20.02)	(1.82)	6.71
Standard & Poor's 500 Composite Stock Price	(22.09)	(14.54)	(0.58)	9.34

[1]	Operations commenced on January 3, 2000 for the Diversified Research and International Large-Cap Portfolios; May 1, 2000 for the I-Net Tollkeeper Portfolio; October 2, 2000 for the Comstock and Focused 30 portfolios; January 2, 2001 for the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios; and January 2, 2002 for the Equity Income and Research Portfolios.

[2]	Lazard Asset Management began managing the International Value Portfolio effective January 1, 2001. Effective dates of prior manager changes are: January 1, 1994 and June 1, 1997.

[3]	Mercury Advisors began managing the Equity Index and Small-Cap Index Portfolios effective January 1, 2000.

[4]	OppenheimerFunds, Inc. began managing the Multi-Strategy, Main Street® Core and Emerging Markets Portfolios effective January 1, 2003. Effective dates of prior manager changes were, for the Emerging Markets Portfolio: January 1, 2000; for Main Street Core: January 1, 1994, at which time some investment policies changed; and for the Multi-Strategy: January 1, 1994, at which time the investment objective and some investment policies also changed.

[5]	Prior to May 1, 2001, the investment focus of the Inflation Managed Portfolio differed.

[6]	Putnam Investment Management, LLC began managing the Equity and Aggressive Equity Portfolios effective December 1, 2001. Effective dates of prior manager changes for both Portfolios were May 1, 1998, at which time some investment policies changed. The performance of the Equity Portfolio prior to 1995 is based on the performance results of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on December 31, 1994.

[7]	Van Kampen began managing the Comstock Portfolio (formerly called Strategic Value) and Mid-Cap Growth Portfolio effective May 1, 2003.

*	Total return not annualized for periods less than one full year.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on an initial Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily account value), the Administrative Fee (equal to an annual rate of 0.15% of average daily account value) and the Annual Fee (equal to $40 per year if your Net Contract Value is less than $50,000), the Enhanced Death Benefit Rider Charge (equal to a maximum annual rate of 0.30% of average daily account value), the GIA Charge for the optional GIA Rider (equal to an annual rate of 0.30% of Contract Value), any EEG Charge for the optional EEG Rider (equal to an annual rate of 0.25% of average daily account value), any GPA Charge for the optional GPA or GPA5 Rider (equal to an annual rate of 0.10% of average daily account value), any Income Access Charge for the optional Income Access Rider (equal to an annual rate of 0.30% of average daily account) any charge for premium taxes and/or other taxes, or the expenses of an underlying investment vehicle, such as the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are one year old, 7% of the amount withdrawn attributable to Purchase Payments that are two years old, 6% of the amount withdrawn attributable to Purchase Payments that are three years old, 5% of the amount withdrawn attributable to Purchase Payments that are four years old, 3% of the amount

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withdrawn attributable to Purchase Payments that are five years old, and 1% of the amount withdrawn attributable to Purchase Payments that are six years old. The age of Purchase Payments is considered 1 year old in the Contract Year we receive it and increases by one year on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge on withdrawals of your Earnings, on amounts attributed to Purchase Payments at least 7 years old, or to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than seven years plus additional Purchase Payments applied to your Contract during that Contract Year. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc., a subsidiary of ours, acts as the principal underwriter (“distributor”) of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for acting as principal underwriter under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2002, 2001, and 2000, respectively, with regard to this Contract was $36,485,070, $47,651,321, and $73,148,104, respectively, of which $0 was retained.

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THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where	(Y)	=	the Unit Value for that Subaccount as of the end of the preceding Business Day; and

	(Z)	=	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) – C

where	(A)	=	the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c
where	(a)	=	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
	(b)	=	the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and
	(c)	=

any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B)	=	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
(C)	=

a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the charge for mortality and expense risks at a rate equal to 1.25% annually and the Administrative Charge at a rate equal to 0.15% annually (see CHARGES, FEES AND DEDUCTIONS in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, and any Enhanced Guaranteed Minimum Death Benefit Charge are assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First:  Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Contract Value, proportionately, relative to your Account Value in each Subaccount, in the Fixed Option, the DCA Plus Fixed Option and in each GIO in an amount equal to the aggregate amount of the charges. The remaining amount of your available Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Contract Value may be used to

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provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, Enhanced Guaranteed Minimum Death Benefit Charge, or GIA, or EEG, or GPA, or GPA5, or Income Access charge, and/or withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second:  The First Variable Payment

We begin by referring to your Contract’s Option Table for your Annuity Option (the “Annuity Option Table”). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant’s age (and, in certain cases, sex) and assumes a 5% investment return, as described in more detail below.

Example:  Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third:  Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the “Subaccount Annuity Unit Value”) as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

Fourth:  The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount’s Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table’s implicit assumption of a 5% annual investment return on amounts applied but not yet used to furnish annuity benefits.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for

9

Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the “Assumed Investment Return” Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant’s age, and, in some cases, the Annuitant’s sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% each year during the payout of your annuity; thus 5% is referred to as an “assumed investment return.”

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds its Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

Example:  Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.25% Mortality and Expense Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.05 = 1; 1 - 1 = 0; 0 × 100% = 0%.

1.05

If the net investment performance of a Subaccount’s assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

Example:  Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.25% Mortality and Expense Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.026 = 0.9771; 0.9771 - 1 = - 0.0229; -0.0229 × 100% = -2.29%.

 1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day.

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In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example:  If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example:  If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states’ regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant’s age and sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant’s correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

Systematic Transfer Programs

The GIOs and the DCA Plus Fixed Option are not available for any systematic transfer programs, except that if you elect DCA Plus, such transfers must be made from the DCA Plus Fixed Option. For a description of DCA Plus, including its limitations and restrictions, see HOW YOUR INVESTMENTS ARE ALLOCATED—Transfers in the Prospectus. The Fixed Account is not available in connection with rebalancing and DCA Plus and may not be used as a source account for dollar cost averaging programs newly established by you. You may not use dollar cost averaging, DCA Plus and/or the earnings sweep at the same time.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date

11

for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your “source account”). You may choose any Investment Option (excluding the DCA Plus Fixed Option and the GIOs) as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Fixed or Variable Investment Option(s) you wish to transfer amounts to (your “target account(s)”). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of (i) your request to stop dollar cost averaging is effective, or (ii) your source Account Value is zero, or (iii) you annuitize. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount’s investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request’s effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the “sweep option”) to one or more other Investment Options (your “target option(s)”). If you elect to use the earnings sweep,

12

you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option’s Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the “total earnings” for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your “total earnings” for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request’s effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use the earnings sweep, DCA Plus and dollar cost averaging at the same time. If, as a result of an earnings sweep transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Fixed, DCA Plus Fixed or Variable Investment Options; if you do not give us these specific directions, amounts will be deducted proportionately from your Account Value in each Fixed, DCA Plus Fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. The first withdrawal will occur one period from the effective date of your request in proper form.

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Example:  On May 1, we receive your pre-authorized withdrawal request for quarterly withdrawals, and your pre-authorized withdrawal program is effective. Your first quarterly withdrawal will be on August 1.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below any minimum Account Value we establish, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any such DCA Plus Fixed Option balance or any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a 10% tax penalty.

Death Benefit

Any death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant’s death (or, if applicable, the Contract Owner’s death) and instructions regarding payment; any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse.

Joint Annuitants on Qualified Contracts

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant on your Annuity Date and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse. You may call us for more information.

1035 Exchanges

You may make your initial or an additional Investment through an exchange of an existing annuity contract (a 1035 exchange). The exchange can be effected by completing the Transfer/Exchange form, indicating in the appropriate section that you are making a 1035 exchange. The form is available by calling your representative or by calling us at 1-800-722-2333. Once completed, the form should be mailed to us, along with the annuity contract you are exchanging. If you are making an initial Investment, a completed contract application should also be attached.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity contract for another annuity contract. Under Revenue Ruling 2002-75, a 1035 exchange is now valid whether the exchange is made into a new or pre-existing annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 exchange.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

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Dividends

The current dividend scale is zero and we do not anticipate that dividends will be paid. If any dividend is paid, you may elect to receive the dividend in cash or to add the dividend to your Contract Value. If you make no election, the dividend will be added to your Contract Value. We will allocate any dividend to Contract Value in accordance with your most recent allocation instructions, unless instructed otherwise. You should consult with your tax adviser before making an election.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Separate Account A as of December 31, 2002 and the related statements of operations for the year then ended and statements of changes in net assets and financial highlights for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2002. Pacific Life’s consolidated financial statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT AUDITORS

The consolidated financial statements of Pacific Life as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

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INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002.

DELOITTE & TOUCHE LLP

Costa Mesa, CA

March 10, 2003

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2002	2001

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$20,747	$17,047
Equity securities available for sale, at estimated fair value	162	266
Trading securities, at estimated fair value	572	458
Mortgage loans	3,123	2,933
Real estate	153	183
Policy loans	5,115	4,899
Other investments	3,076	2,793

TOTAL INVESTMENTS	32,948	28,579
Cash and cash equivalents	581	510
Deferred policy acquisition costs	2,261	2,113
Accrued investment income	431	377
Other assets	760	642
Separate account assets	19,241	23,458

TOTAL ASSETS	$56,222	$55,679

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Universal life and investment-type products	$25,717	$21,796
Future policy benefits	4,775	4,580
Short-term and long-term debt	475	439
Other liabilities	1,797	1,687
Separate account liabilities	19,241	23,458

TOTAL LIABILITIES	52,005	51,960

Commitments and contingencies (Note 18)
Stockholder’s Equity:
Common stock – $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	153	151
Unearned ESOP shares	(42)	(3)
Retained earnings	3,300	3,271
Accumulated other comprehensive income	776	270

TOTAL STOCKHOLDER’S EQUITY	4,217	3,719

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$56,222	$55,679

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
REVENUES
Universal life and investment-type product policy fees	$857	$821	$769
Insurance premiums	1,058	812	552
Net investment income	1,678	1,628	1,683
Net realized investment gain (loss)	(274)	(14)	997
Commission revenue	162	181	270
Other income	215	225	209

TOTAL REVENUES	3,696	3,653	4,480

BENEFITS AND EXPENSES
Policy benefits paid or provided	1,460	1,163	879
Interest credited to universal life and investment-type products	1,075	1,029	997
Commission expenses	560	524	576
Operating expenses	684	634	575

TOTAL BENEFITS AND EXPENSES	3,779	3,350	3,027

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES (BENEFIT)	(83)	303	1,453
Provision for income taxes (benefit)	(112)	55	458

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE TO CHANGES IN ACCOUNTING PRINCIPLES	29	248	995
Cumulative adjustments due to changes in accounting principles, net of taxes		(7)

NET INCOME	$29	$241	$995

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other Comprehensive Income (Loss)
	Common Stock	Paid-in Capital	Unearned ESOP Shares	Retained Earnings	Unrealized Gain (Loss) on Derivatives and Securities Available for Sale, Net	Minimum Pension Liability Adjustment	Unrealized Gain on Interest in PIMCO, L.P., Net	Total

				(In Millions)

BALANCES, JANUARY 1, 2000	$30	$140	$(12)	$2,035	$(278)			$1,915
Comprehensive income:
Net income				995				995
Other comprehensive income					232		$77	309

Total comprehensive income								1,304
Other equity adjustments		5						5
Allocation of unearned ESOP shares		2	6					8

BALANCES, DECEMBER 31, 2000	30	147	(6)	3,030	(46)		77	3,232
Comprehensive income:
Net income				241				241
Other comprehensive income					128		111	239

Total comprehensive income								480
Other equity adjustments		1						1
Allocation of unearned ESOP shares		3	3					6

BALANCES, DECEMBER 31, 2001	30	151	(3)	3,271	82		188	3,719
Comprehensive income:
Net income				29				29
Other comprehensive income (loss)					325	$(44)	225	506

Total comprehensive income								535
Issuance of ESOP note			(46)					(46)
Allocation of unearned ESOP shares		2	7					9

BALANCES, DECEMBER 31, 2002	$30	$153	$(42)	$3,300	$407	$(44)	$413	$4,217

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$29	$241	$995
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization on fixed maturity securities	(81)	(73)	(72)
Depreciation and other amortization	38	26	36
Earnings of equity method investees	(3)	(6)	(23)
Deferred income taxes	(8)	56	424
Net realized investment (gain) loss	274	14	(997)
Net change in deferred policy acquisition costs	(148)	(317)	(350)
Interest credited to universal life and investment-type products	1,075	1,029	997
Change in trading securities	(114)	(387)	29
Change in accrued investment income	(54)	(42)	(48)
Change in future policy benefits	195	38	156
Change in other assets and liabilities	105	189	24

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,308	768	1,171

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(6,228)	(4,852)	(2,903)
Sales	921	944	1,595
Maturities and repayments	2,155	1,652	1,601
Repayments of mortgage loans	315	682	700
Proceeds from sales of real estate	28	44	1
Purchases of mortgage loans and real estate	(498)	(593)	(806)
Change in policy loans	(216)	(219)	(422)
Other investing activity, net	254	417	(664)

NET CASH USED IN INVESTING ACTIVITIES	(3,269)	(1,925)	(898)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	6,820	4,690	4,090
Withdrawals	(4,787)	(3,320)	(4,734)
Net change in short-term and long-term debt	36	80	135
Purchase of ESOP note	(46)
Allocation of unearned ESOP shares	9	6	8

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	2,032	1,456	(501)

Net change in cash and cash equivalents	71	299	(228)
Cash and cash equivalents, beginning of year	510	211	439

CASH AND CASH EQUIVALENTS, END OF YEAR	$581	$510	$211

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid (received)	$11	$(48)	$74
Interest paid	$20	$23	$28

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life’s primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

NEW ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2001, the Company adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities – an amendment of SFAS No. 133. SFAS No. 133 and SFAS No. 138 establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. All derivatives, whether designated in hedging relationships or not, are required to be recorded at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). If the derivative is designated as a cash flow hedge, changes in the fair value of the derivative are recorded in other comprehensive income (loss) (OCI) and are recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in fair value of the derivative is recorded in net realized investment gain (loss).

Upon adoption of SFAS No. 133 and SFAS No. 138, the Company recorded an increase to net income of $1 million, net of taxes, as a cumulative adjustment due to a change in accounting principle. This increase was primarily attributable to recording derivatives not designated as hedges at fair value, offset by the recording of initial ineffectiveness on fair value hedges. In addition, upon adoption, the Company recorded an increase to accumulated OCI of $38 million, net of taxes. This increase was primarily attributable to the designation of derivatives as fair value hedges. Gains and losses on derivatives that were previously deferred as adjustments to the carrying amount of the hedged items were not affected by the implementation of SFAS No. 133 and SFAS No. 138.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Upon adoption of SFAS No. 133 and SFAS No. 138, the Company transferred $306 million of fixed maturity securities available for sale into the trading category. The transfer resulted in a reclassification of unrealized losses of $4 million, net of taxes, from accumulated OCI into net realized investment gain (loss).

The FASB is currently deliberating the issuance of a proposed statement that would amend SFAS No. 133. The proposed statement will address and resolve certain pending FASB Derivatives Implementation Group (DIG) issues. The outcome of the pending DIG issues and other provisions of the statement could impact the Company’s accounting for beneficial interests, loan commitments and other transactions deemed to be derivatives under the new statement. The Company’s accounting for such transactions is currently based on management’s best interpretation of the accounting literature as of March 10, 2003.

Effective April 1, 2001, the Company adopted Emerging Issues Task Force (EITF) Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. Under EITF Issue No. 99-20, investors in certain asset-backed securities are required to record changes in their estimated yield on a prospective basis and to evaluate these securities for a decline in value, which is other than temporary. If the fair value of the asset-backed security has declined below its carrying amount and the decline is determined to be other than temporary, the security is written down to fair value. Upon adoption of EITF Issue No. 99-20, the Company recorded a decrease to net income of $8 million, net of taxes, as a cumulative adjustment due to a change in accounting principle.

Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 142 requires that goodwill shall not be amortized and shall be tested for impairment annually. Other intangible assets shall be amortized over their useful lives. The Company ceased goodwill amortization as of January 1, 2002 and as a result, the Company’s net income increased approximately $2 million for the year ended December 31, 2002. The Company’s goodwill asset of $47 million, included in other assets, was not considered impaired. In addition, Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. (PIMCO L.P.), adopted SFAS No. 142 effective January 1, 2002. As a result, PIMCO L.P.’s distributions allocated to net investment income increased approximately $17 million for the year ended December 31, 2002.

Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. Adoption of SFAS No. 144 did not have a material impact on the Company’s consolidated financial statements.

In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses the recognition, measurement and reporting of costs associated with exit and disposal activities, including restructuring activities. SFAS No. 146 establishes a change in the requirement for recognition of a liability for a cost associated with an exit or disposal activity. SFAS No. 146 now requires these liabilities to be recognized when actually incurred. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The Company believes that the adoption of SFAS No. 146 will not have a material impact on the Company’s consolidated financial statements.

In November 2002, the FASB issued FASB Interpretation No. 45 (FIN 45), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of the Indebtedness of Others, which clarifies the requirements of SFAS No. 5, Accounting for Contingencies, relating to a guarantor’s accounting for and disclosures of certain guarantees issued. FIN 45 requires enhanced disclosures for certain guarantees. FIN 45 also requires certain guarantees that are issued or modified after December 31, 2002, to be initially recorded on the consolidated statement of financial condition at fair value. For guarantees issued on or before December 31, 2002, liabilities are recorded when and if payments become probable and estimable. As the financial statement

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

recognition provisions are effective prospectively, the Company cannot reasonably estimate the impact of adopting FIN 45 until guarantees are issued or modified in future periods, at which time the related results will be initially reported in the consolidated financial statements.

In January 2003, the FASB issued FASB Interpretation No. 46 (FIN 46), Consolidation of Variable Interest Entities, an Interpretation of APB No. 51, Consolidated Financial Statements. FIN 46 will require identification of the Company’s participation in Variable Interest Entities (VIE), which are defined as entities with a level of invested equity that is not sufficient to fund future activities to permit it to operate on a standalone basis. For entities identified as a VIE, FIN 46 sets forth a model to evaluate potential consolidation based on an assessment of the parties to the VIE (if any) which bears a majority of the exposure to its expected losses, or stands to gain from a majority of the expected returns. FIN 46 is effective for all new VIEs created or acquired after January 31, 2003. For VIEs created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for nonpublic companies no later than December 31, 2004.

The Company is currently assessing the application of FIN 46 as it relates to the Company’s investments and activities in VIEs as follows:

	Assets	Liabilities	Carrying Amount

	(In Millions)
Aviation Capital Group Trust	$697	$703	$7
Managed Collateralized Debt Obligations	419	614	21
Asset and Mortgage-Backed Securities	(a)	(a)	4,482

(a)	Information related to the total assets and total liabilities for the asset and mortgage-backed securities is not currently available.

Aviation Capital Group Holding Corp. (ACG), a majority owned subsidiary of Pacific LifeCorp, sponsored a financial asset securitization of aircraft to Aviation Capital Group Trust (Aviation Trust) in December 2000. ACG serves as the marketing and administrative agent, as well as a beneficial interest holder in the transaction. As the marketing and administrative agent, ACG earns management fees on the total rents paid, which are recorded in income as earned. ACG recorded marketing and administrative fees of $3 million, $3 million and $0 million for the years ended December 31, 2002, 2001 and 2000, respectively, from Aviation Trust. The carrying value is comprised of beneficial interests issued by Aviation Trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20, as well as equity interests issued by Aviation Trust, which are accounted for under the equity method of accounting.

The Company has sponsored two Collateralized Debt Obligations (CDOs) of high yield debt securities and assumed management of a third CDO. The Company is the collateral manager and a beneficial interest holder in such transactions. The Company earns management fees as the collateral manager on the outstanding asset balance, which are recorded in income as earned. The Company recorded collateral management fees of $1 million for each of the years ended December 31, 2002, 2001 and 2000. The carrying value is comprised of beneficial interests issued by the trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20.

The Aviation Trust and CDOs are not consolidated by the Company since unrelated third parties hold controlling interest through ownership of equity in Aviation Trust and the CDOs, representing at least 3% of the value of the investment’s total assets throughout the life of the investment, and the equity class has the substantive risks and rewards of the residual interest of the investment. The debt issued by Aviation Trust and CDOs are non-recourse to the Company. The carrying value represents the Company’s maximum exposure to loss.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests in asset and mortgage backed investments. These beneficial interests are issued from a bankruptcy-remote special purpose entity (SPE), which are collateralized by financial assets including corporate debt, equipment, and real estate mortgages. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company’s exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. These investments represent debt investments accounted in accordance with SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and certain investments are also accounted for under the prospective method in accordance with EITF Issue No. 99-20.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs (DAC), recorded as a component of OCI. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary and changes in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. Impairment adjustments are included in net realized investment gain (loss). The evaluation to determine whether a decline in value is other than temporary includes an assessment as to whether the decline is significant, the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value, the duration and extent to which the market value has been significantly less than cost and the financial condition and assessment of the issuer’s ability to continue as a viable entity. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

During the year ended December 31, 2002, the Company transferred certain equity securities from available for sale to trading securities. A loss of $18 million was reflected in net realized investment gain (loss) from this transfer.

For mortgage-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans, net of valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.

Real estate is carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded under the equity method of accounting and are included in other investments. When investees have adjustments to their equity that are other than net income or OCI, the Company records these amounts as other equity adjustments.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Low income housing related investments qualifying for tax credits (LIHTC) are included in other investments. These investments are recorded under either the effective interest method, if they meet certain requirements including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes (benefit). For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes (benefit). The amortization recorded in net investment income was $26 million, $27 million and $33 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company’s beneficial economic interest in PIMCO L.P. (interest in PIMCO L.P.) is accounted for using the cost method since the Company has virtually no influence over PIMCO L.P.’s operating and financial policies. Previous to December 31, 2002, the interest in PIMCO L.P. was held by Pacific Asset Management LLC and subsidiaries (PAM), a wholly owned subsidiary. Effective December 31, 2002, PAM declared and distributed $301 million of its interest in PIMCO L.P. to Pacific Life. The interest in PIMCO L.P., which is included in other investments, is reported as of December 31, 2002, at an estimated fair value of $2,054 million as determined by the put and call option price described below. Unrealized gains of $354 million, $177 million and $124 million, net of deferred income taxes of $129 million, $66 million and $47 million, for the years ended December 31, 2002, 2001 and 2000, respectively, are reported as a component of OCI.

On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO L.P. other than those beneficially owned by PAM. PAM exchanged its prior ownership interest for a new security, PIMCO L.P. Class E limited partnership units (Class E units). This exchange resulted in a realized, pretax nonmonetary exchange gain of $1,082 million, based on the fair value of the prior ownership interest exchanged. This gain is included in net realized investment gain (loss) for the year ended December 31, 2000. A deferred tax liability of $365 million was also established. Prior to this transaction, the interest in PIMCO L.P. was accounted for under the equity method.

The interest in PIMCO L.P. is subject to a Continuing Investment Agreement with Allianz that provides for put and call options held by the Company and Allianz, respectively. The put option gives the Company the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO L.P. held by the Company. The put option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gives Allianz the right to require the Company, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO L.P. to Allianz. The call option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14 and can be exercised only if the call per unit value reaches a minimum value.

On March 10, 2003, the Continuing Investment Agreement and other related agreements were amended. The amendments limit the quarterly put and/or call options to a maximum of $250 million per quarter through March 2004. In any month subsequent to March 2004, the Company and Allianz can put or call, respectively, all of the beneficial economic interest in PIMCO L.P. held by the Company. Other amendments to these agreements limit the increase or decrease in the value of the put and call options to a maximum of 2% per year of the per unit amount as defined in the Continuing Investment Agreement as of December 31 of the preceding calendar year. The initial value as of December 31, 2002 is approximately $551,900 per unit. The per unit amount is also subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. Distributions from PIMCO L.P. to the Company are dependent on the performance of Pacific Investment Management Company LLC, a subsidiary of PIMCO L.P., and will be subject to certain limitations as defined in the agreements.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred as DAC. For universal life and investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using investment, mortality, expense margins and surrender charge assumptions and estimates. Adjustments are reflected in income or equity in the period the Company experiences deviations in gross profit assumptions and estimates. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in securities available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.

During the year ended December 31, 2002, Pacific Life recorded a pretax expense of $102 million, in addition to periodic amortization expense, reflecting a reduction of the DAC asset relating to its variable annuity products. The reduction was the result of continued deterioration of the equity markets and Pacific Life’s decision to revise certain assumptions, including a reduction in the long-term total return assumption for the underlying investments supporting its variable annuity products from 9.0% to 7.75%.

Value of business acquired (VOBA), included as part of DAC, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The VOBA balance was $92 million and $91 million as of December 31, 2002 and 2001, respectively. VOBA increased due to a shift in the pattern of estimated gross profits.

Components of DAC are as follows:

	Years Ended December 31,

	2002	2001	2000

	(In Millions)
Balance, January 1	$2,113	$1,796	$1,446

Additions:
Capitalized during the year	573	566	646
Amortization:
Allocated to commission expenses	(232)	(181)	(188)
Allocated to operating expenses	(77)	(65)	(54)
Allocated to OCI, net unrealized gains	(116)	(3)	(54)

Total amortization	(425)	(249)	(296)

Balance, December 31	$2,261	$2,113	$1,796

UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

Universal life and investment-type products, including guaranteed interest contracts (GICs) and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited, less accumulated assessments. Interest credited to these policies primarily ranged from 2.0% to 8.0% during 2002, 2001 and 2000.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

FUTURE POLICY BENEFITS

Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 2002, 2001 and 2000. Mortality, morbidity and withdrawal assumptions are generally based on the Company’s experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided.

Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2002 and 2001, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums are recognized as revenues when due. Benefits and expenses, other than DAC, are recognized when incurred.

Generally, receipts for universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

Commission revenue from Pacific Life’s broker-dealer subsidiaries is recorded on the trade date.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income. Depreciation and amortization of certain other assets is included in operating expenses.

INCOME TAXES

Pacific Life and its wholly owned life insurance subsidiary domiciled in Arizona, Pacific Life & Annuity Company (PL&A), are taxed as insurance companies for Federal income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated an expense or benefit based principally on the effect of including their operations in PMHC’s returns. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate account assets are recorded at fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

RISKS AND UNCERTAINTIES

The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of DAC. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company’s liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

The Company’s investments in equity related securities and results from its variable products, including the carrying amount of DAC, are subject to changes in equity prices and the capital markets.

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company’s life insurance or annuity products.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining DAC, investment valuation and allowances, derivative valuation, and liabilities for future policy benefits. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the 2002 financial statement presentation.

2.	STATUTORY RESULTS

Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Effective January 1, 2001, the CA DOI required that insurance companies domiciled in the State of California prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, version effective January 1, 2001 (NAIC SAP), subject to any deviations prescribed or permitted by the CA DOI. As a result of adopting NAIC SAP, Pacific Life reported a statutory cumulative effect of change in accounting principle that increased statutory surplus by $229 million as of January 1, 2001.

The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life as compared to the amounts reported as stockholder’s equity and net income included on the accompanying consolidated financial statements:

	December 31,
	2002	2001

	(In Millions)
Statutory capital and surplus	$1,669	$1,869
Deferred policy acquisition costs	2,382	2,124
Accumulated other comprehensive income	776	270
Asset valuation reserve	401	524
Non admitted assets	338	378
Surplus notes	(150)	(150)
Deferred income taxes	(431)	(356)
Insurance and annuity reserves	(737)	(795)
Other	(31)	(145)

Stockholder’s equity as reported herein	$4,217	$3,719

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	STATUTORY RESULTS (Continued)

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Statutory net income	$13	$24	$141
Deferred policy acquisition costs	259	329	393
Statutory expense of minimum
pension liability adjustment	81
Insurance and annuity reserves	58	25	(106)
Deferred income taxes	4	(29)	(87)
Unrealized losses on partnerships and joint ventures	(45)	(31)
Earnings of subsidiaries (Note 1)	(301)	(60)	674
Other	(40)	(17)	(20)

Net income as reported herein	$29	$241	$995

NAIC SAP does not allow for restatement of prior year amounts. Therefore, 2000 statutory amounts presented in this footnote are not comparable to statutory amounts presented for 2002 and 2001.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2002 and 2001, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

PERMITTED PRACTICE

For the year ended December 31, 2000, the CA DOI approved a permitted practice, effective May 5, 2000, allowing Pacific Life to apply the accounting guidance promulgated for limited liability companies in Statement of Statutory Accounting Principle (SSAP) No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, prior to the effective date of NAIC SAP, for its investment in PAM. Under this permitted practice, PAM was accounted for under the equity method of accounting. The permitted practice also required that the equity of PAM be adjusted for certain tax effects not recorded at PAM due to its limited liability company structure. As of January 1, 2001, this permitted practice became prescribed practice.

Prior to May 5, 2000, net cash distributions received on PAM’s interest in PIMCO L.P. were recorded as income, as permitted by the CA DOI.

DIVIDEND RESTRICTIONS

Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of unassigned surplus as of the preceding year end or the statutory net gain from operations for the previous calendar year, without prior approval from the CA DOI. Based on this limitation, 2002 statutory results and NAIC SAP, Pacific Life could pay $144 million in dividends in 2003 without prior approval. No dividends were paid during 2002, 2001 and 2000.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	STATUTORY RESULTS (Continued)

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2002 statutory results, PL&A could pay $25 million in dividends in 2003 without prior approval. No dividends were paid during 2002, 2001 and 2000.

3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $298 million and $292 million as of December 31, 2002 and 2001, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $326 million as of December 31, 2002 and 2001. The contribution to income from the Closed Block amounted to $5 million, $5 million and $6 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2002, 2001 and 2000, respectively.

4.	ACQUISITIONS

The Company’s acquisitions are accounted for under the purchase method of accounting.

On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide’s assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Pacific Life recorded a nonmonetary exchange gain of $13 million, net of taxes, in connection with this exchange. Goodwill resulting from this transaction was $7 million. During 2002, Pacific Life’s common stock ownership in Scottish was reduced to 16.8% when Scottish issued additional shares to the public. The Company accounts for its investment in Scottish under the equity method of accounting.

On October 17, 2002, a transaction was closed whereby Pacific Select Distributors, Inc. (PSD), a wholly owned subsidiary, acquired a 45% interest in Waterstone Financial Group, Inc. (Waterstone), a broker-dealer located in Chicago, Illinois. The purchase price and goodwill resulting from this transaction, including capitalized acquisition costs, were $4.1 million and $3.9 million, respectively. The Company accounts for its investment in Waterstone under the equity method of accounting.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and change in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net Carrying Amount	Gross Unrealized		Estimated Fair Value
		Gains	Losses

	(In Millions)
As of December 31, 2002:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$260	$8		$268
Obligations of states and political subdivisions	790	182		972
Foreign governments	283	44	$8	319
Corporate securities	13,191	885	251	13,825
Mortgage-backed and asset-backed securities	5,244	290	176	5,358
Redeemable preferred stock	5			5

Total fixed maturity securities	$19,773	$1,409	$435	$20,747

Total equity securities	$155	$10	$3	$162

As of December 31, 2001:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$32	$2		$34
Obligations of states and political subdivisions	669	92		761
Foreign governments	292	27	$11	308
Corporate securities	10,985	377	194	11,168
Mortgage-backed and asset-backed securities	4,822	137	190	4,769
Redeemable preferred stock	8		1	7

Total fixed maturity securities	$16,808	$635	$396	$17,047

Total equity securities	$255	$20	$9	$266

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS (Continued)

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2002, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net Carrying Amount	Estimated Fair Value

	(In Millions)
Due in one year or less	$1,187	$1,203
Due after one year through five years	6,396	6,695
Due after five years through ten years	3,983	4,239
Due after ten years	2,963	3,252

	14,529	15,389
Mortgage-backed and asset-backed securities	5,244	5,358

Total	$19,773	$20,747

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Fixed maturity securities	$1,211	$1,118	$1,109
Equity securities	10	5	13
Mortgage loans	176	206	230
Real estate	34	64	61
Policy loans	203	202	182
Other	170	172	218

Gross investment income	1,804	1,767	1,813
Investment expense	126	139	130

Net investment income	$1,678	$1,628	$1,683

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS (Continued)

Net realized investment gain (loss), including changes in valuation allowances, is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)

Fixed maturity securities	$(218)	$(27)	$2
Equity securites	(42)	31	(13)
Mortgage loans	(3)		6
Real estate	5	9	(3)
Interest in PIMCO L.P. (Note 1)			1,082
Other investments	(16)	(27)	(77)

Total	$(274)	$(14)	$997

The change in estimated fair value on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)

Available for sale securities:
Fixed maturity	$735	$140	$477
Equity	(4)	5	(20)

Total	$731	$145	$457

Trading securities	$(18)	$(17)	$6

Gross gains of $23 million, $48 million and $125 million and gross losses of $52 million, $38 million and $44 million, which have been included in earnings as a result of sales of available for sale securities, were realized for the years ended December 31, 2002, 2001 and 2000, respectively. Realized losses on trading securities held as of December 31, 2002 and 2001, were $33 million and $15 million, respectively.

Gross losses above exclude write-downs recorded during 2002, 2001 and 2000 on available for sale securities for other than temporary impairment of $253 million, $65 million, and $106 million, respectively.

As of December 31, 2002 and 2001, investments in fixed maturity securities of $14 million and $13 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. The Company’s interest in PIMCO L.P. (Note 1) exceeds 10% of total stockholder’s equity as of December 31, 2002.

Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. As of December 31, 2002, approximately $1,038 million, $321 million, $222 million, $206 million and $190 million were located in California, Michigan, Arizona, Texas and Florida, respectively.

As of December 31, 2002, mortgage loans with a balance of $34 million were considered to be impaired. A valuation allowance of $4 million was established and no other adjustments to this allowance were made during the year. There were no impaired loans at December 31, 2001.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS (Continued)

Interest income recognized during the period in which mortgage loans were impaired totaled $1 million during 2002. No interest income was recognized on a cash basis during the period the loans were impaired.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2002 or 2001.

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2002		December 31, 2001
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

	(In Millions)
Assets:
Fixed maturity and equity securities (Note 5)	$20,909	$20,909	$17,313	$17,313
Trading securities	572	572	458	458
Mortgage loans	3,123	3,427	2,933	3,088
Policy loans	5,115	5,115	4,899	4,899
Interest in PIMCO L.P. (Note 1)	2,054	2,054	1,703	1,703
Derivative instruments (Note 7)	280	280	23	23
Cash and cash equivalents	581	581	510	510
Notes receivable from affiliates (Note 16)	106	106	88	88
Liabilities:
Guaranteed interest contracts	8,386	8,834	7,498	7,625
Deposit liabilities	483	505	482	495
Annuity liabilities	3,524	3,524	1,955	1,955
Short-term debt	325	325	275	275
Long-term debt	150	175	164	160
Derivative instruments (Note 7)	332	332	527	527

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2002 and 2001:

TRADING SECURITIES

The estimated fair value of trading securities is based on quoted market prices.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

NOTES RECEIVABLE FROM AFFILIATES

The carrying amount of notes receivable from affiliates is a reasonable estimate of their fair value because the interest rates are variable and based on current market rates.

GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

The estimated fair value of GICs is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

ANNUITY LIABILITIES

The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

SHORT-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

LONG-TERM DEBT

The estimated fair value of surplus notes (Note 10) is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest rate on the debt is approximately the same as current market rates.

7.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration mismatch of assets and liabilities. The Company also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives.

The Company uses hedge accounting as allowed by SFAS No. 133 and SFAS No. 138, by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques including Value-at-Risk, regression analysis and cumulative dollar offset. In certain cases, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

Fair Value Hedges

The Company primarily uses interest rate and foreign currency swaps and options to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in foreign currencies and the benchmark interest rate. For derivative instruments that are designated as fair value hedges, the change in value of the derivative instrument, as well as the change in fair value of the hedged item associated with the risk being hedged, is recorded in net realized investment gain (loss). Periodic net settlements on derivatives designated as fair value hedges are reflected on an accrual basis as an adjustment to net investment income or interest credited on universal life and investment-type products, based on the item being hedged. The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. Upon termination of the fair value hedging relationship, the accumulated cost basis adjustment is amortized into net investment income or interest credited to universal life or investment-type products over its remaining life or recognized immediately in connection with the disposal of the hedged item.

For the years ended December 31, 2002 and 2001, the ineffectiveness related to fair value hedges was approximately $3,000 and $203,000, net of tax, respectively, which is recorded in net realized investment gain (loss). No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

Cash Flow Hedges

The Company primarily uses interest rate and foreign currency swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered to be probable to occur and are generally completed within 180 days of the inception of the hedge. The Company has not discontinued any cash flow hedges of anticipated transactions. For derivative instruments that are designated as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in OCI and is recognized as an adjustment to net investment income or interest credited on universal life and investment-type products when the hedged item affects earnings.

The Company did not record any ineffectiveness for cash flow hedges during the years ended December 31, 2002 and 2001. Over the next 12 months, the Company anticipates that $8 million of deferred losses on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2002, none of the Company’s hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

Derivatives Not Designated as Hedging Instruments

The Company enters into swap agreements, interest rate futures contracts, interest rate cap and floor agreements, and equity indexed futures contracts without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company’s interest rate risk from rising or falling interest rates, equity risk and yield enhancement. The Company uses credit default and total return swaps to manage the credit exposure of the portfolio, equity risk embedded in certain liabilities and to take advantage of market opportunities. Net realized investment gain (loss) for the years ended December 31, 2002 and 2001, includes ($3) million and $18 million, respectively, related to realized gains and losses and changes in fair

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

value of derivative instruments not designated as hedges. Periodic net settlements on such derivatives are recorded as adjustments to net investment income or interest credited on universal life and investment-type products on an accrual basis, based upon the purpose of the derivative.

Embedded Derivatives

The Company may enter into contracts that are not derivative instruments, but contain embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the consolidated statements of financial condition at fair value, with changes in their fair value recorded in net realized investment gain (loss).

Derivative Instruments

The Company uses a variety of derivative financial instruments, including swaps, caps, floors, and exchange traded futures contracts.

Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index, market or security. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Foreign currency swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide certain of the ERISA Plan’s assets a guarantee of principal and interest, as it relates to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. Default risk is absorbed by the ERISA Plan. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2002, the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $3.9 billion compared to $2.6 billion as of December 31, 2001. The notional amounts represent the value of the ERISA Plan’s assets only and are not a measure of the exposure to the Company.

Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition.

The Company offers a rider available on certain variable annuity contracts that guarantees net principle over a ten year holding period. The fair value of the liability for the rider as of December 31, 2002 is zero. The notional amount is included in the interest rate floors, caps, options and swaptions category in the tables that follow.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

Although the notional amounts of derivatives do not represent amounts that must be paid or received in the future (or in the case of currency swaps represents an obligation to pay one currency and receive another), such amounts do provide an indication of their potential sensitivity to interest rates or currencies, as applicable. The market sensitivity of a derivative would approach that of a cash instrument having a face amount equal to the derivative’s notional amount.

Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values as of December 31, 2002 and 2001 are as follows:

			Net Assets (Liabilities)
	Notional or Contract Amounts		Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
	2002	2001	2002	2002	2001	2001

	(In Millions)
Interest rate swap contracts	$5,300	$3,511	$(500)	$(500)	$(144)	$(144)
Credit default and total return swaps	1,430	2,435	(89)	(89)	(105)	(105)
Foreign currency swaps	4,223	3,310	526	526	(281)	(281)
Synthetic GICs	3,894	2,599
Interest rate floors, caps, options and swaptions	1,289	869	11	11	26	26
Financial futures contracts	134	97

Total	$16,270	$12,821	$(52)	$(52)	$(504)	$(504)

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

A reconciliation of the notional or contract amounts is as follows:

	Balance Beginning of Year	Acquisitions and Other Additions	Terminations and Maturities	Balance End of Year

	(In Millions)
December 31, 2002:

Interest rate swap contracts	$3,511	$3,128	$1,339	$5,300
Credit default and total return swaps	2,435	262	1,267	1,430
Foreign currency swaps	3,310	1,621	708	4,223
Synthetic GICs	2,599	1,736	441	3,894
Interest rate floors, caps, options and swaptions	869	1,201	781	1,289
Financial futures contracts	97	3,051	3,014	134

Total	$12,821	$10,999	$7,550	$16,270

December 31, 2001:

Interest rate swap contracts	$2,648	$1,099	$236	$3,511
Credit default and total return swaps	3,896	314	1,775	2,435
Foreign currency swaps	2,488	1,439	617	3,310
Synthetic GICs	1,695	1,046	142	2,599
Interest rate floors, caps, options and swaptions	745	143	19	869
Financial futures contracts	58	3,398	3,359	97

Total	$11,530	$7,439	$6,148	$12,821

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.	UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

The detail of universal life and investment-type product liabilities is as follows:

	December 31,
	2002	2001

	(In Millions)
Universal life	$13,089	$12,278
Investment-type products	12,628	9,518

	$25,717	$21,796

The detail of universal life and investment-type products policy fees and interest credited, net of reinsurance ceded, is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Policy fees:
Universal life	$605	$582	$541
Investment-type products	252	239	228

Total policy fees	$857	$821	$769

Interest credited:
Universal life	$524	$500	$467
Investment-type products	551	529	530

Total interest credited	$1,075	$1,029	$997

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.	LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

	Years Ended December 31,
	2002	2001

	(In Millions)
Balance at January 1	$159	$130

Incurred related to:
Current year	753	569
Prior years	(22)	(12)

Total incurred	731	557

Paid related to:
Current year	614	448
Prior years	106	80

Total paid	720	528

Net balance at December 31	170	159
Plus reinsurance recoverables	2

Balance at December 31	$172	$159

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $22 million and $12 million for the years ended December 31, 2002 and 2001, respectively.

10.	SHORT-TERM AND LONG-TERM DEBT

Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 2002 and 2001. As of December 31, 2002 and 2001, Pacific Life had a revolving credit facility of $400 million and $350 million, respectively. There was no debt outstanding under the revolving credit facility as of December 31, 2002 and 2001.

PAM had bank borrowings outstanding of $325 million and $275 million as of December 31, 2002 and 2001, respectively. The interest rate ranged from 1.5% to 1.6% as of December 31, 2002 and was 2.3% as of December 31, 2001. The amount of the borrowings and the interest rates are reset monthly. The borrowing limit for PAM, as of December 31, 2002 and 2001, was $325 million and $275 million, respectively.

As of December 31, 2001, Grayhawk Golf Holdings, LLC (Grayhawk), a majority owned subsidiary, had a note payable with a maturity date of May 22, 2008. The note had a fixed rate of interest of 7.6%. The note payable was held 50% by Pacific Life and 50% by a third party. The outstanding balance to the third party as of December 31, 2001 was $14 million. During 2002, Grayhawk refinanced the note payable 100% with Pacific Life. Since the note payable is owned 100% by Pacific Life, it is eliminated on a consolidated company basis.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.	SHORT-TERM AND LONG-TERM DEBT (Continued)

Pacific Life has $150 million of long-term debt, which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2002, 2001 and 2000 and is included in net investment income.

11.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Current	$(104)	$(5)	$34
Deferred	(8)	60	424

Provision for income taxes (benefit) on income before cumulative adjustments due to changes in accounting principles	(112)	55	458
Deferred income tax provision on cumulative adjustments due to changes in accounting principles		(4)

Total	$(112)	$51	$458

The sources of the Company’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Deferred policy acquisition costs	$119	$99	$57
Duration hedging	(1)		3
Nonmonetary exchange of PIMCO L.P. units (Note 1)	(8)		447
Partnership income	(20)	(26)	3
Policyholder reserves	(29)	7	19
Investment valuation	(34)	(7)	(19)
Low income housing tax credit carryover	(43)	(31)
Other	8	14	(4)

Deferred taxes from operations	(8)	56	506
Release of deferred taxes in connection with nonmonetary exchange of PIMCO L.P. units (Note 1)			(82)

Provision for deferred taxes	$(8)	$56	$424

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.	INCOME TAXES (Continued)

In connection with the nonmonetary exchange of partnership units at PIMCO L.P. (Note 1), certain nonoperating deferred taxes previously established were released during the year ended December 31, 2000.

A reconciliation of the provision for income taxes (benefit) based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Provision for income taxes (benefit) at the statutory rate	$(29)	$106	$509
State income taxes	3	4	25
Nontaxable investment income	(9)	(6)	(6)
Low income housing and foreign tax credits	(32)	(28)	(22)
Amounts related to prior periods	(39)	(26)	(12)
Book to tax basis difference on nonmonetary exchange of PIMCO L.P. units (Note 1)			(35)
Other	(6)	5	(1)

Provision for income taxes (benefit) on income before cumulative adjustments due to changes in accounting principles	(112)	55	458
Deferred income tax provision on cumulative adjustments due to changes in accounting principles		(4)

Total	$(112)	$51	$458

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.	INCOME TAXES (Continued)

The net deferred tax liability, included in other liabilities as of December 31, 2002 and 2001, is comprised of the following tax effected temporary differences:

	December 31,
	2002	2001

	(In Millions)
Deferred tax assets
Policyholder reserves	$206	$177
Investment valuation	133	99
Low income housing tax credit carryover	74	31
Partnership income	30	10
Deferred compensation	29	40
Postretirement benefits	21	6
Duration hedging	19	18
Dividends	7	7
Other	2	5

Total deferred tax assets	521	393

Deferred tax liabilities
Nonmonetary exchange of PIMCO L.P. units (Note 1)	(421)	(429)
Deferred policy acquisition costs	(319)	(200)
Depreciation	(11)	(2)

Total deferred tax liabilities	(751)	(631)

Net deferred tax liability from operations	(230)	(238)
Deferred taxes on other comprehensive income	(439)	(159)

Net deferred tax liability	$(669)	$(397)

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.	COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder’s equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI and related taxes is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Gross Holding Gain:
Holding gain on securities available for sale	$478	$141	$440
Holding loss on derivatives	(143)	(25)	(66)
Income tax expense	(116)	(41)	(133)
Reclassification adjustment:
Realized loss on sale of securities available for sale	242	9	13
Realized loss on derivatives	6	71
Provision for income tax benefit	(87)	(28)	(4)
Allocation of holding (gain) loss to deferred policy acquisition costs	(85)	2	(27)
Provision for income (taxes) benefit	30	(1)	9

Net unrealized gain on securities available for sale	325	128	232
Minimum pension liability adjustment	(44)
Unrealized gain on interest in PIMCO L.P. (Note 1)	225	111	77

Total	$506	$239	$309

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.	REINSURANCE

The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses are included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

	December 31,
	2002	2001

	(In Millions)
Universal life deposits	$(91)	$(79)
Future policy benefits	169	155
Paid claims	37	17
Unpaid claims	12	34
Other	29	17

Net reinsurance recoverable	$156	$144

As of December 31, 2002, 85% of the reinsurance recoverables were from two reinsurers, of which 100% is secured by payables to the reinsurers. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Direct premiums	$1,181	$923	$647
Ceded reinsurance	(137)	(129)	(109)
Assumed reinsurance	14	18	14

Insurance premiums	$1,058	$812	$552

Revenues and benefits are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Ceded reinsurance netted against policy fees	$78	$85	$74
Ceded reinsurance netted against net investment income	277	266	244
Ceded reinsurance netted against interest credited	219	210	161
Ceded reinsurance netted against policy benefits	122	115	110
Assumed reinsurance included in policy benefits	6	11	12

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION

The Company has five operating segments: Life Insurance, Institutional Products, Annuities & Mutual Funds, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

Prior to May 4, 2000, the Company had another operating segment, Investment Management. In connection with the PIMCO L.P. transaction (Note 1), Investment Management was no longer considered an operating segment by management and, effective May 5, 2000, its activities are included in Corporate and Other. PIMCO L.P. offers a diversified range of investment products through separately managed accounts and institutional, retail and offshore mutual funds.

The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

The Annuities & Mutual Funds segment offers variable and fixed annuities to individuals and small businesses through National Association of Securities Dealers (NASD) firms, regional and national wirehouses, and financial institutions. During 2001, Annuities & Mutual Funds began distribution of the Pacific Funds, a multi-class, open end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

The Broker-Dealers segment includes NASD registered firms that provide securities and insurance brokerage services and investment advisory services. Pacific Life’s direct wholly owned broker-dealer subsidiary, Pacific Select Distributors, Inc. (PSD), primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and annuity contracts issued by Pacific Life.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of World-Wide (Note 4) for the years 2001 and 2000. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life’s variable life and annuity products.

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes (benefit) is allocated based on each segment’s actual tax provision. Corporate and Other maintains a corporate pool of investments that supports the equity of the Company. The other operating segments are allocated equity based on formulas determined by management. The operating segments may elect to receive an equity related or fixed return on the results of their participation in the corporate pool of investments backing their allocated equity.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION (Continued)

The Company generates substantially all of its revenues and net income from customers located in the United States. Additionally, substantially all of the Company’s assets are located in the United States.

Depreciation expense and capital expenditures are not material and have not been reported herein. The Company’s significant noncash item disclosed herein is interest credited to universal life and investment-type products.

The following is segment information as of and for the year ended December 31, 2002:

	Life Insurance	Institutional Products	Annuities & Mutual Funds	Group Insurance	Broker- Dealers	Corporate and Other	Total

	(In Millions)
REVENUES
Policy fees	$604	$3	$250				$857
Insurance premiums	(74)	191		$941			1,058
Net investment income	668	801	120	26		$63	1,678
Net realized investment loss	(83)	(74)	(12)			(105)	(274)
Commission revenue			1		$546	(385)	162
Other income	26	9	101	2	42	35	215

Total revenues	1,141	930	460	969	588	(392)	3,696

BENEFITS AND EXPENSES
Policy benefits	240	428	69	723			1,460
Interest credited	530	451	94				1,075
Commission expenses	116	7	222	66	534	(385)	560
Operating expenses	165	15	160	132	53	159	684

Total benefits and expenses	1,051	901	545	921	587	(226)	3,779

Income (loss) before provision for income taxes (benefit)	90	29	(85)	48	1	(166)	(83)
Provision for income taxes (benefit)	11	(3)	(34)	17		(103)	(112)

Net income (loss)	$79	$32	$(51)	$31	$1	$(63)	$29

Total assets	$18,930	$15,727	$18,437	$497	$92	$2,539	$56,222
Deferred policy acquisition costs	$1,007	$73	$1,181				$2,261
Separate account assets	$3,296	$1,935	$14,010				$19,241
Policyholder and contract liabilities	$14,170	$12,631	$3,467	$224			$30,492
Separate account liabilities	$3,296	$1,935	$14,010				$19,241

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION (Continued)

The following is segment information as of and for the year ended December 31, 2001:

	Life Insurance	Institutional Products	Annuities & Mutual Funds	Group Insurance	Broker- Dealers	Corporate and Other	Total

	(In Millions)
REVENUES
Policy fees	$582	$2	$237				$821
Insurance premiums	(59)	113		$723		$35	812
Net investment income	645	831	67	19	$1	65	1,628
Net realized investment gain (loss)		5		2		(21)	(14)
Commission revenue					580	(399)	181
Other income	28	10	99	2	40	46	225

Total revenues	1,196	961	403	746	621	(274)	3,653

BENEFITS AND EXPENSES
Policy benefits	205	351	27	557		23	1,163
Interest credited	506	456	67				1,029
Commission expenses	149	3	149	50	567	(394)	524
Operating expenses	172	20	148	113	49	132	634

Total benefits and expenses	1,032	830	391	720	616	(239)	3,350

Income (loss) before provision for income taxes (benefit)	164	131	12	26	5	(35)	303
Provision for income taxes (benefit)	38	34	(2)	7	2	(24)	55

Income (loss) before cumulative adjustments due to changes in accounting principles	126	97	14	19	3	(11)	248
Cumulative adjustments due to changes in accounting principles, net of taxes	(3)	(8)	(1)	1		4	(7)

Net income (loss)	$123	$89	$13	$20	$3	$(7)	$241

Total assets	$18,216	$16,633	$17,920	$431	$82	$2,397	$55,679
Deferred policy acquisition costs	$923	$75	$1,115				$2,113
Separate account assets	$3,615	$4,461	$15,382				$23,458
Policyholder and contract liabilities	$13,325	$10,965	$1,874	$212			$26,376
Separate account liabilities	$3,615	$4,461	$15,382				$23,458

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION (Continued)

The following is segment information for the year ended December 31, 2000, except for the Investment Management segment, which is for the period ended May 4, 2000:

	Life Insurance	Institutional Products	Annuities & Mutual Funds	Group Insurance	Investment Management	Broker- Dealers	Corporate and Other	Total

	(In Millions)
REVENUES
Policy fees	$541	$3	$225					$769
Insurance premiums	(49)	64	2	$511			$24	552
Net investment income	609	838	58	29	$49	$1	99	1,683
Net realized investment gain (loss)	(22)	(40)	(4)	(7)	10		1,060	997
Commission revenue						687	(417)	270
Other income	32	8	97	4	6	23	39	209

Total revenues	1,111	873	378	537	65	711	805	4,480

BENEFITS AND EXPENSES
Policy benefits	190	298	6	385				879
Interest credited	474	458	53				12	997
Commission expenses	161	2	135	36		650	(408)	576
Operating expenses	159	20	126	93	27	47	103	575

Total benefits and expenses	984	778	320	514	27	697	(293)	3,027

Income before provision for income taxes	127	95	58	23	38	14	1,098	1,453
Provision for income taxes	29	18	21	6	8	6	370	458

Net income	$98	$77	$37	$17	$30	$8	$728	$995

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life provides a defined benefit pension plan covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees’ existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2002 and 2001, the projected benefit obligation was $75 million and $28 million, respectively. During 2002, amounts transferred to the SERPs from another compensation plan, including related plan amendments, totaled $43 million. The fair value of plan assets as of December 31, 2002 and 2001 was zero. The net periodic benefit cost of the SERPs was $6 million, $5 million and $3 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Service cost – benefits earned during the year	$15	$14	$7
Interest cost on projected benefit obligation	16	14	15
Expected return on plan assets	(14)	(16)	(17)
Amortization of net obligations and prior service cost	1		(4)

Net periodic pension expense	$18	$12	$1

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS (Continued)

The following tables set forth the changes in projected benefit obligation and plan assets and funded status reconciliation:

	December 31,
	2002	2001

	(In Millions)
Change in Projected Benefit Obligation:

Projected benefit obligation, beginning of year	$208	$198
Service cost	15	14
Interest cost	16	14
Plan expense		(1)
Transfer of liabilities and plan amendments	43
Actuarial loss	13	3
Benefits paid	(16)	(20)

Projected benefit obligation, end of year	$279	$208

Change in Plan Assets:

Fair value of plan assets, beginning of year	$181	$197
Actual return on plan assets	(26)	(13)
Employer contributions	36	18
Plan expense		(1)
Benefits paid	(16)	(20)

Fair value of plan assets, end of year	$175	$181

Funded Status Reconciliation:

Funded status	$(104)	$(27)
Unrecognized transition asset	4	4
Unrecognized prior service cost	7
Unrecognized actuarial loss	69	17

Accrued benefit liability	$(24)	$(6)

Amounts recognized in the consolidated statement of financial condition consist of:

Prepaid benefit cost		$18
Accrued benefit liability	$(103)	(28)
Intangible asset	11	4
Accumulated other comprehensive income	68

Net amount recognized	$(24)	$(6)

Other comprehensive income attributable to change in additional minimum pension liability	$68

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS (Continued)

In determining the actuarial present value of the projected benefit obligation as of December 31, 2002 and 2001, the weighted average discount rate used was 6.75% and 7.0%, respectively, and the rate of increase in future compensation levels was 4.0% and 4.5%, respectively. The expected long-term rate of return on plan assets was 8.0% and 8.5% in 2002 and 2001, respectively.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for the years ended December 31, 2002, 2001 and 2000 is $1 million. As of December 31, 2002 and 2001, the accumulated benefit obligation is $19 million. The fair value of the plan assets as of December 31, 2002 and 2001 is zero. The amount of accrued benefit cost included in other liabilities is $23 million and $24 million as of December 31, 2002 and 2001, respectively.

The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 13.0% and 9.0% for 2002 and 2001, respectively, and is assumed to decrease gradually to 5.0% in 2008 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 13.0% and 8.0% for 2002 and 2001, respectively, and is assumed to decrease gradually to 5.0% and 4.5%, respectively, for 2005 and thereafter.

The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2002 would be increased by 6.9%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 6.4%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2002 would be decreased by 5.6%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 5.1%.

The discount rate used in determining the accumulated postretirement benefit obligation is 6.75% and 7.0% for 2002 and 2001, respectively.

OTHER PLANS

Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. Pacific Life’s RISP matches 75% of each employee’s contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $10 million, $9 million and $8 million for the years ended December 31, 2002, 2001 and 2000, respectively, and are included in operating expenses.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS (Continued)

The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by contributions from Pacific Life. In 1999, Pacific Life loaned cash to the ESOP to pay off the promissory note due Pacific LifeCorp. Interest and principal payments made by the ESOP to Pacific Life continue to be funded by contributions from Pacific Life. The interest rate was reduced to 6.0% effective September 2, 1999. This loan was repaid in 2002.

On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan.

Amounts loaned to the ESOP by Pacific Life are included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference.

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

16.	TRANSACTIONS WITH AFFILIATES

Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life and variable annuity contractholders, and the Pacific Funds (Note 14). Pacific Life charges advisory and other fees based primarily upon the net asset value of the underlying portfolios. These charges amounted to $120 million, $118 million and $115 million for the years ended December 31, 2002, 2001 and 2000, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Funds and other affiliates based on an allocation of actual costs. Fees amounted to $3,747,000, $981,000 and $698,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

Included in insurance premiums are amounts ceded to Scottish Re (U.S.), Inc. and World-Wide Reassurance Company Limited, subsidiaries of Scottish (Note 4), of $3 million for the year ended December 31, 2002.

PAM has an agreement to loan Pacific LifeCorp up to $350 million at variable rates. The outstanding balance as of December 31, 2002 and 2001 was $76 million and $70 million, respectively. The interest rate as of December 31, 2002 and 2001 was 1.7% and 2.2%, respectively.

During 2001, PAM entered into an agreement to loan ACG, up to $100 million at variable rates. The outstanding balance as of December 31, 2002 and 2001 was $12 million and $18 million, respectively. The interest rate as of December 31, 2002 and 2001 was 3.4% and 4.1%, respectively.

During 2002, PAM entered into an agreement to loan Pacific Asset Funding, LLC, a wholly owned subsidiary of Pacific LifeCorp, up to $25 million at variable rates. The outstanding balance as of December 31, 2002 was $19 million. The interest rate as of December 31, 2002 was 1.6%.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.	TERMINATION AND NONCOMPETITION AGREEMENTS

The Company had termination and noncompetition agreements with certain former key employees of PAM’s subsidiaries. In connection with the closing of the PIMCO L.P. transaction (Note 1), these agreements were assumed by Allianz. These agreements provided terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO L.P. units and other noncompete payments. For the year ended December 31, 2000, $14 million is included in operating expenses related to these agreements.

18.	COMMITMENTS AND CONTINGENCIES

The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

Years Ending December 31:

2003	$291

2004 through 2007	301

2008 and thereafter	24

Total	$616

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $16 million, $15 million and $14 million for the years ended December 31, 2002, 2001 and 2000, respectively. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:

2003	$17

2004 through 2007	52

2008 and thereafter	24

Total	$93

In December 2002, Pacific Life entered into a participation agreement with a third party lender to share in the liquidity commitment for outstanding borrowings of a credit facility of an affiliate for amounts in excess of $500 million. As of December 31, 2002, Pacific Life’s share of the liquidity facility was $45 million. This agreement terminates upon the payoff of the credit facility, which is anticipated in 2003.

Pacific Life and PAM have entered into an operating agreement in which Pacific Life at all times will be the managing member of PAM and Pacific Life will cause PAM to maintain certain financial ratios. Pacific Life’s support is limited to a maximum of $350 million over any period of 12 consecutive months. This agreement will remain in effect as long as PAM has outstanding borrowings with various lenders. Additionally, in connection with the operations of the Company’s broker-dealer subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.